            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     This Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment") dated as of November 15, 2000, is made among EVERGREEN RESOURCES, INC. ("Borrower") and HIBERNIA NATIONAL BANK, a national banking association, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and the BANKS listed on the signature pages hereof (one or more, the "Banks"), who agree as follows:

                                    RECITALS

     A. WHEREAS, the Borrower, the Agent and the Banks entered into an Amended and Restated Credit Agreement dated effective as of August 15, 2000, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of September 15, 2000 (as so amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Second Amendment shall have the meanings provided in the Credit Agreement.

     B. WHEREAS, the Borrower has requested that the Banks increase the allowable principal Indebtedness of Borrower under the Credit Agreement, increasing the maximum Amount of the credit facility available to Borrower from $150,000,000.00 to $200,000,000.00, with the increase in the Indebtedness of Borrower under the Credit Agreement to be evidenced by new promissory notes in the respective principal amounts of each Bank's increased Commitment as shown on
SCHEDULE 1 hereto, and amending the Credit Agreement in other respects, and the Banks have agreed thereto subject to the terms and conditions set forth in this Second Amendment.

     C. WHEREAS, First Union National Bank is joining the Second Amendment to become a Bank under the Credit Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Banks, the Borrower, the Agent and the Banks hereby agree as follows:

     1. Section 1.2 of the Credit Agreement is hereby amended to amend and restate the following definition in its entirety as follows:

          "AMOUNT" shall mean two hundred million ($200,000,000.00) dollars.

     2. Section 1.2 of the Credit Agreement is hereby amended to amend the definition of "Notes", by adding a new second sentence thereto, to read as follows:

          The seven (7) Notes dated November 15, 2000, payable to the order of each Bank in the amount of such Bank's increased Commitment (or, in the case of First Union National Bank, its new Commitment) as shown on SCHEDULE 1 to the Second Amendment to this Agreement, have been given in increase of (but not in addition to) the Indebtedness previously evidenced by the six (6) Notes dated September 15, 2000.

     3. Section 4.16 of the Credit Agreement (which was previously amended by paragraph 4 of the First Amendment to the Credit Agreement) is hereby amended to amend and restate paragraph (c) thereof, such paragraph to read in its entirety as follows:

          (c) None of the real property interests included in the Borrowing Base is located outside the State of Colorado. All of the real property interests included within the Borrowing Base are encumbered by the Collateral Documents. All of the real property interests included within the Borrowing Base are covered by title opinions submitted to the Agent, except for the mineral interests pertaining to the "Lorencito" wells.

     4. The Borrower, the Agent and the Banks hereby agree and confirm that First Union National Bank has joined the Credit Agreement and is a Bank thereunder.

     5. SCHEDULE 1 is hereby deleted and replaced with SCHEDULE 1 attached to this Second Amendment and made a part hereof.

     6. Subject to the requirements of paragraph 12 hereof, the Banks have agreed to increase the maximum amount of credit available to the Borrower to $200,000,000.00, and accordingly, the Borrower has executed and delivered to the Banks its seven (7) Notes dated November 15, 2000, payable to the order of each of the Banks, respectively, in the amount of each such Bank's increased Commitment as shown on SCHEDULE 1 attached hereto, which Notes are given in increase of (but not in addition to) the Indebtedness previously evidenced by those six (6) certain Line of Credit Notes, dated September 15, 2000 (payable to each of the Banks other than First Union National Bank). The Borrower confirms that nothing in this Second Amendment shall constitute the satisfaction or extinguishment of the amounts owed under the previous Line of Credit Notes, nor shall it be a novation of the amounts owed under the previous Line of Credit Notes; rather, the new Notes merely evidence a replacement of and increase in the amounts available to be borrowed by the Borrower under the Notes.

     7. The Borrower confirms that the Collateral Documents secure all of the Indebtedness to the Agent and to each of the Banks, including without limitation
(x) the increase in the Amount and the new Notes and (y) to First Union National Bank as one of the Banks.

     8. The Borrower agrees to pay a facility commitment fee to each Bank at the time of execution of this Second Amendment equal to 0.25% of that Bank's share of the $50,000,000.00 increase to the maximum available Commitment Amount (increasing up to $200,000,000.00), being equal to twenty five basis points applied to each Bank's increased portion (only) of such Bank's increased Commitment under this Second Amendment. By example, the fee payable to BNP-Paribas is $15,800.00 [being .0025 times its $6,320,000.00 increase ($33,000,000.00 - $26,680,000.00)], and the fee payable to First Union National Bank is $62,500.00 [being .0025 times its newly-committed $25,000,000.00].

     9. Except as expressly modified in this Second Amendment, all terms and provisions of the Credit Agreement are hereby ratified and confirmed, and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     10. By its execution and delivery hereof, the Borrower represents and warrants to the Agent and the Banks that except as previously disclosed in writing to the Agent, as of the date hereof and after giving effect to the amendments contemplated by this Second Amendment, (i) all representations and warranties contained in the Credit Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date and (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default as defined in the Credit Agreement as amended hereby.

     11. The Borrower represents and warrants that there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Notes; and to the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action might exist, whether known or unknown, such items are hereby waived by the Borrower.

     12. The provisions of paragraphs 1, 5 and 6 of this Second Amendment shall become effective if and when, and only when, (i) each and every representation and warranty of the Borrower contained in this Second Amendment is true, complete and accurate, (ii) all conditions precedent set forth in Section 7.1 of the Credit Agreement shall remain satisfied, (iii) no event exists which constitutes a Default or Event of Default, (iv) there shall not have occurred any material adverse change (in the Agent's and the Required Banks' sole determination) in the Collateral or other assets, liabilities, financial condition, business operations, affairs or circumstances of the Borrower or any other facts, circumstances or conditions (financial or otherwise) upon which the Agent and each Bank has relied or utilized in making its decision to enter into this Second Amendment, (v) the Borrower has completely redeemed all of the preferred stock issued by the Borrower (as described in that certain Waiver by the Agent and the Banks dated as of September 19, 2000) and all associated dividend, interest, royalty or other payments payable thereunder or in connection therewith have been fully paid and terminated, and (vi) the receipt by the Agent of the following (and the receipt by each Bank of a counterpart of this Second Amendment and its respective new Note):

          (a)  A duly executed counterpart of this Second Amendment.

          (b)  The duly executed Notes.

          (c) A duly executed Second Amendment to the Borrower's mortgage, which shall (without limitation) grant the Agent, for the ratable benefit of the Banks, a first priority lien and security interest in the Borrower's properties acquired from Apache Canyon Gas, L.
               L. C.

          (d) UCC-1 Financing Statements or UCC-3 Amendment Statements executed by the Borrower for filing in Colorado.

          (e) Supplemental Collateral Documents executed by the Grantors, as reasonably requested by the Agent.

          (f)  A Confirmation of Guaranty Agreement executed by the Guarantors.

          (g) Certificates of the Secretary of Borrower and each Guarantor (as to Borrower) setting forth new resolutions of the Borrower's Board of Directors, (as to each Guarantor) confirming the status of the resolutions of such Guarantor's Board of Directors, managers or members, as applicable, and (all to all) certifying as to the status of its articles of incorporation or other organizational documents and attesting to the incumbency of the officers signing the Loan Documents.

          (h) Favorable legal opinion of Borrower's counsel in Colorado with respect to this Second Amendment and the other documents and transactions contemplated hereby.

          (i) Title opinion evidencing Borrower's ownership of the added Collateral and that such properties are free of liens and encumbrances except for those permitted by Credit Agreement
               Section 6.2.

          (j)  UCC searches satisfactory to the Agent.

          (k)  The commitment fee required in paragraph 8 of this Second
               Amendment.

          (l) Documentary evidence reasonably satisfactory to the Agent and its counsel that condition (v) has been satisfied.

The Borrower hereby certifies by execution of this Second Amendment that the foregoing conditions (i) through (iv) are satisfied and true and correct. The documents required under condition (vi) in each case shall be in form and substance satisfactory to Agent and its counsel. The Borrower expressly acknowledges that the waiver by Borrower of any title requirements contained in title opinions (on the basis of the Borrower's business judgment) and the agreement by Agent to accept same shall not constitute a waiver by Agent and Banks of any of the representations or warranties of Borrower contained in the Collateral Documents. Furthermore, in the event that the Agent and the Required Banks in their sole and absolute discretion waive the receipt of any items set forth above, the Borrower agrees that it will nonetheless promptly deliver such item to the Agent and the Banks upon request within the time period reasonably specified by Agent.

     13. Although the Borrower will not have access to the increased Amount (and thus the increased Commitment Limit) established by this Second Amendment until the requirements of paragraph 12 are met, until such time as all those requirements are met the Borrower may borrow up to the existing Commitment Limit established under the Credit Agreement (so long as all the conditions and requirements established in the Credit Agreement are met).

     14. The Borrower will furnish the Agent with updated supplemental title opinions covering the Collateral, confirming the recordation of the Agent's supplemental Collateral Documents, including without limitation the First Amendment to Mortgage and the Second Amendment to Mortgage by the Borrower, by January 15, 2001.

     15. The Borrower agrees to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Agent). In addition, the Borrower shall pay any and all stamp and other taxes, recordation fees, and other fees payable in connection with the execution, delivery, filing or recording of this Second Amendment and the other instruments and documents to be delivered hereunder and agrees to hold the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

     16. This Second Amendment may be executed by the parties hereto in separate counterparts, and it shall not be necessary for the parties' signatures all to be on the same page, but all of such counterparts when taken together shall constitute but one and the same instrument.

     17. THIS SECOND AMENDMENT AND THE NOTES ARE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF LOUISIANA.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


BORROWER:                              EVERGREEN RESOURCES, INC.

                                       By: /s/ Kevin R. Collins
                                          ----------------------------------
                                          Name: Kevin R. Collins
                                          Title: Vice President-Finance, CFO


AGENT:                                 HIBERNIA NATIONAL BANK,
                                        as Agent


                                       By: /s/ Spencer Gagnet
                                          ----------------------------------
                                          Name: Spencer Gagnet
                                          Title: Senior Vice President


BANKS:                                 HIBERNIA NATIONAL BANK,
                                        as a Bank


                                       By: /s/ Spencer Gagnet
                                          ----------------------------------
                                          Name: Spencer Gagnet
                                          Title: Senior Vice President


                                       BNP-PARIBAS

                                       By: /s/ Douglas R. Liftman
                                          ----------------------------------
                                          Name: Douglas R. Liftman
                                          Title: Director


                                       By: /s/ Brian M. Malone
                                          ----------------------------------
                                          Name: Brian M. Malone
                                          Title: Director

             CONTINUED SIGNATURE PAGE FOR EVERGREEN RESOURCES, INC.
            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                                       WELLS FARGO BANK

                                       By: /s/ Todd Stornetta
                                          ----------------------------------
                                          Name: Todd Stornetta
                                          Title: Vice President



                                       BANK ONE, NA

                                       By: /s/ Carl E. Skoog
                                          ----------------------------------
                                          Name: Carl E. Skoog
                                          Title: First Vice President



                                       FLEET NATIONAL BANK

                                       By: /s/ Terrence Ronan
                                          ----------------------------------
                                          Name: Terrence Ronan
                                          Title: Director

             CONTINUED SIGNATURE PAGE FOR EVERGREEN RESOURCES, INC.
            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                                       BANK OF SCOTLAND

                                       By: /s/ Joseph Fratus
                                          ----------------------------------
                                          Name: Joseph Fratus
                                          Title: Vice President



                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Robert R. Wetteroff
                                          ----------------------------------
                                          Name: Robert R. Wetteroff
                                          Title: Senior Vice President

                                   SCHEDULE 1

                       REVISED EFFECTIVE NOVEMBER 15, 2000
  (subject to Credit Agreement Section 7.1 and Second Amendment Paragraph 12)

                            COMMITMENTS OF THE BANKS

NAME AND ADDRESS OF BANK                                 COMMITMENT OF BANK
------------------------                                 ------------------
1.   Hibernia National Bank                                 $33,000,000.00
     Energy Maritime Department
     313 Carondelet Street, 10th Floor
     New Orleans, Louisiana 70130

     Attention: Mr. Spencer Gagnet

     Facsimile Number: (504) 533-5434
     Telephone Number: (504) 533-5717


2.   BNP-Paribas                                            $33,000,000.00
     1200 Smith Street
     Suite 3100
     Houston, Texas  77002

     Attention: Mr. Douglas R. Liftman

     Facsimile Number: (713) 659-6915
     Telephone Number: (713) 982-1154


3.   Wells Fargo Bank Texas, NA                             $28,000,000.00
     633 Seventeenth Street
     3rd Floor North Tower
     Denver, Colorado  80202

     Attention: Mr. Todd Stornetta

     Facsimile Number: (303) 293-5120
     Telephone Number: (303) 293-5786

4.   Bank One, NA                                           $28,000,000.00
     1 Bank One Plaza
     Chicago, Illinois  60670

     Attention: Mr. Carl E. Skoog

     Facsimile Number: (312) 732-3055
     Telephone Number: (312) 732-6886

5.   Fleet National Bank                                    $28,000,000.00
     MA DE 10008D
     Energy and Utilities Division
     100 Federal Street
     Boston, Massachusetts  02110

     Attention: Mr. Terrence Ronan

     Facsimile Number: (617) 434-3652
     Telephone Number: (617) 434-5472


6.   Bank of Scotland                                       $25,000,000.00

     NOTICES:

     1021 Main Street
     Suite 1370
     Houston, Texas  77002

     Attention: Mr. Richard Butler

     Facsimile Number: (713) 651-9714
     Telephone Number: (713) 651-1870

     FUNDING:

     Bank of Scotland
     565 Fifth Avenue
     New York, New York 10017

     Attention: Ms. Karen Workman

     Facsimile Number: (212) 687-4412
     Telephone Number: (212) 450-0877

7.   First Union National Bank                              $25,000,000.00

     NOTICES:

     First Union National Bank
     1001 Fannin Street, Suite 2255
     Houston, Texas 77002

     Attention: Mr. Philip Trinder

     Facsimile Number: (713) 650-1071
     Telephone Number: (713) 346-2718

     FUNDING:

     First Union National Bank
     1001 Fannin Street, Suite 2255
     Houston, Texas 77002

     Attention: Ms. Debbie Blank

     Facsimile Number: (713) 650-6354
     Telephone Number: (713) 346-2727

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     This First Amendment to Amended and Restated Credit Agreement (this "First Amendment") dated as of September 15, 2000, is made among EVERGREEN RESOURCES, INC. ("Borrower") and HIBERNIA NATIONAL BANK, a national banking association, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and the BANKS listed on the signature pages hereof (one or more, the "Banks"), who agree as follows:

                                    RECITALS

     A. WHEREAS, the Borrower, the Agent and the Banks entered into an Amended and Restated Credit Agreement dated effective as of August 15, 2000 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this First Amendment shall have the meanings provided in the Credit Agreement.

     B. WHEREAS, the Borrower has requested that the Banks increase the allowable principal Indebtedness of Borrower under the Credit Agreement, increasing the maximum Amount of the credit facility available to Borrower from $125,000,000.00 to $150,000,000.00, with the increase in the Indebtedness of Borrower under the Credit Agreement to be evidenced by new promissory notes in the respective principal amounts of each Bank's increased Commitment as shown on
SCHEDULE 1 hereto, and amending the Credit Agreement in other respects, and the Banks have agreed thereto subject to the terms and conditions set forth in this First Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Banks, the Borrower, the Agent and the Banks hereby agree as follows:

     1. Section 1.2 of the Credit Agreement is hereby amended to amend and restate the following definition in its entirety as follows:

          "AMOUNT" shall mean one hundred fifty million ($150,000,000.00) dollars.

     2. Section 1.2 of the Credit Agreement is hereby amended to amend the definition of "Note", by deleting the first sentence of the existing definition and replacing that sentence with the following two sentences, to read as follows:

          "NOTES" shall mean the promissory notes executed by the Borrower, each substantially in the form of EXHIBIT A hereto, payable to the order of each Bank in the amount of the Bank's Commitment, in representation of the Advances available to be made under the line of credit Loan, together with any and all amendments, modifications, extensions, renewals, increases or rearrangements thereof or therefor. The Notes dated September 15, 2000, payable to the order of each Bank in the amount of the Bank's increased Commitment as shown on SCHEDULE 1 to the First Amendment to this Agreement have been given in increase of (but not in addition to) the Indebtedness previously evidenced by the six (6) Notes dated the Closing Date.

     3. Section 4.2 of the Credit Agreement is hereby amended to add a new sentence to the end of paragraph (b) thereof, such sentence to read in its entirety as follows:

               EWS's federal employer identification number is 84-1534375.

     4. Section 4.16 of the Credit Agreement is hereby amended to amend and restate the last sentence of paragraph (c) thereof, such sentence to read in its entirety as follows:

          All of the real property interests included within the Borrowing Base are encumbered by the Collateral Documents, except for the mineral interest pertaining to the "Long Canyon" wells, which are to become encumbered by the Collateral Documents as required by SECTION 7.3.

     5. Section 5.19 of the Credit Agreement is hereby amended to amend and restate the second sentence thereof, such sentence to read in its entirety as follows:

          If none of the Banks has suitable branches located in Denver, Colorado, then Evergreen Operating Corporation may maintain local payroll and operating accounts with another financial institution located in Denver, Colorado.

     6. SCHEDULE 1 is hereby deleted and replaced with SCHEDULE 1 attached to this First Amendment and made a part hereof.

     7. Subject to the requirements of paragraph 13 hereof, the Banks have agreed to increase the maximum amount of credit available to the Borrower to $150,000,000.00, and accordingly, the Borrower has executed and delivered to certain of the Banks its six (6) Notes dated September 15, 2000, payable to the order of each of the Banks, respectively, in the amount of each such Bank's increased Commitment as shown on SCHEDULE 1 attached hereto, which Notes are given in increase of (but not in addition to) the Indebtedness previously evidenced by those six (6) certain Line of Credit Notes, dated August 15, 2000. The Borrower confirms that nothing in this First Amendment shall constitute the satisfaction or extinguishment of the amounts owed under the previous Line of Credit Notes, nor shall it be a novation of the amounts owed under the previous Line of Credit Notes; rather, the new Notes merely evidence a replacement of and increase in the amounts available to be borrowed by the Borrower under the Notes.

     8. The Borrower confirms that the Collateral Documents secure all of the Indebtedness to the Agent and to each of the Banks, including without limitation the increase in the Amount and the new Notes.

     9. The Borrower agrees to pay a facility commitment fee to each Bank at the time of execution of this First Amendment equal to 0.25% of that Bank's share of the $25,000,000.00 increase to the maximum available Commitment Amount (increasing up to $150,000,000.00), being equal to twenty five basis points applied to each Bank's increased portion (only) of such Bank's increased Commitment under this First Amendment.

     10. Except as expressly modified in this First Amendment, all terms and provisions of the Credit Agreement are hereby ratified and confirmed, and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     11. By its execution and delivery hereof, the Borrower represents and warrants to the Agent and the Banks that except as previously disclosed in writing to the Agent, as of the date hereof and after giving effect to the amendments contemplated by this First Amendment, (i) all representations and warranties contained in the Credit Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date and (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default as defined in the Credit Agreement as amended hereby.

     12. The Borrower represents and warrants that there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Notes; and to the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action might exist, whether known or unknown, such items are hereby waived by the Borrower.

     13. The provisions of paragraphs 1, 6 and 7 of this First Amendment shall become effective if and when, and only when, (i) each and every representation and warranty of the Borrower contained in this First Amendment is true, complete and accurate, (ii) all conditions precedent set forth in Section 7.1 of the Credit Agreement shall remain satisfied, (iii) no event exists which constitutes a Default or Event of Default, (iv) there shall not have occurred any material adverse change (in the Agent's and the Required Banks' sole determination) in the Collateral or other assets, liabilities, financial condition, business operations, affairs or circumstances of the Borrower or any other facts, circumstances or conditions (financial or otherwise) upon which the Agent and each Bank has relied or utilized in making its decision to enter into this First Amendment and (v) the receipt by the Agent of the following (and the receipt by each Bank of a counterpart of this First Amendment and its respective New Note):

          (a)  A duly executed counterpart of this First Amendment.

          (b)  The duly executed Notes.

          (c) Certificates of the Secretary of Borrower and each Guarantor confirming the status of the resolutions of its Board of Directors, managers or members, as applicable, and certifying as to the status of its articles of incorporation or other organizational documents and attesting to the incumbency of the officers signing the Loan Documents.

          (d) Favorable legal opinion of Borrower's counsel in Colorado with respect to this First Amendment and the other documents and transactions contemplated hereby.

          (e)  The commitment fee required in paragraph 9 of this First
               Amendment.

The Borrower hereby certifies by execution of this First Amendment that the foregoing conditions (i) through (iv) are satisfied and true and correct. The documents required under condition (v) in each case shall be in form and substance satisfactory to Agent and its counsel. The Borrower expressly acknowledges that the waiver by Borrower of any title requirements contained in title opinions (on the basis of the Borrower's business judgment) and the agreement by Agent to accept same shall not constitute a waiver by Agent and Banks of any of the representations or warranties of Borrower contained in the Collateral Documents. Furthermore, in the event that the Agent and the Required Banks in their sole and absolute discretion waive the receipt of any items set forth above, the Borrower agrees that it will nonetheless promptly deliver such item to the Agent and the Banks upon request within the time period reasonably specified by Agent.

     14. Although the Borrower will not have access to the increased Amount (and thus the increased Commitment Limit) established by this First Amendment until the requirements of paragraph 13 are met, until such time as all those requirements are met the Borrower may borrow up to the existing Commitment Limit established under the Credit Agreement (so long as all the conditions and requirements established in the Credit Agreement are met).

     15. The Borrower agrees to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Agent). In addition, the Borrower shall pay any and all stamp and other taxes, recordation fees, and other fees payable in connection with the execution, delivery, filing or recording of this First Amendment and the other instruments and documents to be delivered hereunder and agrees to hold the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

     16. This First Amendment may be executed by the parties hereto in separate counterparts, and it shall not be necessary for the parties' signatures all to be on the same page, but all of such counterparts when taken together shall constitute but one and the same instrument.

     17. THIS FIRST AMENDMENT AND THE NOTES ARE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF LOUISIANA.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.


BORROWER:                              EVERGREEN RESOURCES, INC.

                                       By: /s/ Kevin R. Collins
                                          --------------------------------
                                          Name: Kevin R. Collins
                                          Title: Vice President-Finance,
                                                 CFO and Treasurer



AGENT:                                 HIBERNIA NATIONAL BANK,
                                        as Agent

                                       By: /s/ Spencer Gagnet
                                          --------------------------------
                                          Name: Spencer Gagnet
                                          Title: Senior Vice President



BANKS:                                 HIBERNIA NATIONAL BANK,
                                        as a Bank

                                        By: /s/  Spencer Gagnet
                                          --------------------------------
                                          Name: Spencer Gagnet
                                          Title: Senior Vice President

             CONTINUED SIGNATURE PAGE FOR EVERGREEN RESOURCES, INC.
            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                                       BNP-PARIBAS

                                       By: /s/ Douglas R. Liftman
                                          --------------------------------
                                          Name: Douglas R. Liftman
                                          Title: Director


                                       By: /s/ Larry Robinson
                                          --------------------------------
                                          Name: Larry Robinson
                                          Title: Vice President



                                       WELLS FARGO BANK

                                       By: /s/ Todd Stornetta
                                          --------------------------------
                                          Name: Todd Stornetta
                                          Title: Vice President



                                       BANK ONE, NA

                                       By: /s/ Michele Cellini
                                          --------------------------------
                                          Name: Michele Cellini
                                          Title: Assistant Vice President


                                       FLEET NATIONAL BANK


                                       By: /s/ Terrence Ronan
                                          --------------------------------
                                          Name: Terrence Ronan
                                          Title: Director

             CONTINUED SIGNATURE PAGE FOR EVERGREEN RESOURCES, INC.
            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


                                       BANK OF SCOTLAND

                                       By: /s/ Joseph Fratus
                                          --------------------------------
                                          Name: Joseph Fratus
                                          Title: Vice President

                                   SCHEDULE 1

                      REVISED EFFECTIVE SEPTEMBER 15, 2000
   (subject to Credit Agreement Section 7.1 and First Amendment Paragraph 13)

                            COMMITMENTS OF THE BANKS

NAME AND ADDRESS OF BANK                                 COMMITMENT OF BANK
------------------------                                 ------------------
1.   Hibernia National Bank                                 $31,121,000.00
     Energy Maritime Department
     313 Carondelet Street, 10th Floor
     New Orleans, Louisiana 70130

     Attention: Mr. Spencer Gagnet

     Facsimile Number: (504) 533-5434
     Telephone Number: (504) 533-5717


2.   BNP-Paribas                                            $26,680,000.00
     1200 Smith Street
     Suite 3100
     Houston, Texas  77002

     Attention: Mr. Douglas R. Liftman

     Facsimile Number: (713) 659-6915
     Telephone Number: (713) 982-1154


3.   Wells Fargo Bank Texas, NA                             $25,569,000.00
     633 Seventeenth Street
     3rd Floor North Tower
     Denver, Colorado  80202

     Attention: Mr. Todd Stornetta

     Facsimile Number: (303) 293-5120
     Telephone Number: (303) 293-5786


4.   Bank One, NA                                           $23,315,000.00
     1 Bank One Plaza
     Chicago, Illinois  60670

     Attention: Mr. Carl E. Skoog

     Facsimile Number: (312) 732-3055
     Telephone Number: (312) 732-6886


5.   Fleet National Bank                                    $23,315,000.00
     MA DE 10008D
     Energy and Utilities Division
     100 Federal Street
     Boston, Massachusetts  02110

     Attention: Mr. Terrence Ronan

     Facsimile Number: (617) 434-3652
     Telephone Number: (617) 434-5472


6.   Bank of Scotland                                       $20,000,000.00

     NOTICES:

     1021 Main Street
     Suite 1370
     Houston, Texas  77002

     Attention: Mr. Richard Butler

     Facsimile Number: (713) 651-9714
     Telephone Number: (713) 651-1870

     FUNDING:

     Bank of Scotland
     565 Fifth Avenue
     New York, New York 10017

     Attention: Ms. Karen Workman

     Facsimile Number: (212) 687-4412
     Telephone Number: (212) 450-0877

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                              dated effective as of
                                 August 15, 2000

                                      among

                           EVERGREEN RESOURCES, INC.,
                                   as Borrower

                                       AND

                             HIBERNIA NATIONAL BANK,
                                    as Agent


                                       AND
                     THE BANKS LISTED ON THE SIGNATURE PAGE,
                                    as Banks

                      AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement"), dated effective as of August 15, 2000, is made among EVERGREEN RESOURCES, INC., a Colorado corporation (the "Borrower"), and HIBERNIA NATIONAL BANK, a national banking association, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and the bank or banks listed from time to time on SCHEDULE 1 hereto and on the signature pages hereof (one or more, the "Banks"), who agree as follows:

                              PRELIMINARY STATEMENT

     WHEREAS, the Borrower, the Agent and Hibernia National Bank, as a Bank (the "Initial Bank") entered into an Amended and Restated Credit Agreement, dated effective as of July 1, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated of March 1, 1999 (as so amended, the "Prior Credit Agreement"), which amended and restated the Amended and Restated Credit Agreement dated as of June 1, 1997, which in turn was a renewal, increase, amendment and restatement of the line of credit under the Credit Agreement dated as of November 15, 1990, as amended by that certain letter agreement dated December 30, 1991, by that certain Second Amendment to Credit Agreement dated as of February 5, 1993, by that certain letter agreement dated February 11, 1993, by that certain Note Modification Agreement dated as of February 28, 1995, by that certain Note Modification Agreement dated as of March 31, 1995, by that certain Sixth Amendment to Credit Agreement dated as of April 26, 1995, and by that certain Seventh Amendment to Credit Agreement dated as of October 4, 1996; and

     WHEREAS, the Borrower, the Agent and the Banks desire to renew and increase the line of credit under said Prior Credit Agreement, and to provide for the participation by other banks in said line of credit on an agented credit basis, and in connection therewith to amend and restate said Prior Credit Agreement in its entirety.

     NOW, THEREFORE, in consideration of the premises, and the mutual agreements contained herein, the Borrower, the Agent and the Banks do hereby (i) agree that nothing in this Amended and Restated Credit Agreement shall constitute the satisfaction or extinguishment of the amount owed under the revolving promissory notes issued under said Prior Credit Agreement, nor shall it be a novation of the amount owed under such revolving promissory notes, and (ii) amend and restate said Prior Credit Agreement in its entirety as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

     Section 1.1 TERMS DEFINED ABOVE. As used in this Agreement, the terms "Agent", "Agreement", "Banks", "Borrower", "Initial Bank" and "Prior Credit Agreement" shall have the meanings indicated above.

     Section 1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated (and as indicated by SECTION 9.14), unless the context requires a different meaning:

     "ADVANCES" shall mean the initial borrowings under the Loan and all or any portion of such borrowings and reborrowings under the Loan so long as same remain outstanding and unpaid.

     "AFFILIATE" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified (and the term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person through the ability to exercise voting power) (and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative thereto).

     "AMOUNT" shall mean one hundred twenty five million ($125,000,000.00) dollars.

     "BORROWING BASE" shall mean, at any particular date, the dollar amount calculated as the loan value of the Collateral as determined by the Agent in its sole and absolute discretion based upon the Agent's customary standards and practices from time to time in effect with respect to secured oil and gas property lines, but with the consent of the Required Banks or all the Banks, as applicable, as provided below in this definition. Any good faith determination by the Agent of the Borrowing Base shall be final and conclusive as to the Borrower. The Borrowing Base may be revised by Agent at any time to reflect changes in the Collateral or the occurrence of events or economic conditions or otherwise pursuant to Agent's customary standards and practices as such exist at that particular time, and further will be subject to scheduled semi-annual re-determinations during the term of this Loan (currently scheduled on or before March 1 and September 1 of each year). Each Borrowing Base determination of amortization/scheduled values over time shall be effective until redetermined by the Agent in accordance with this Agreement (or until the Maturity Date). Such redetermination by the Agent may lead to increased or decreased credit availability to the Borrower under the revised Borrowing Base schedule. The Agent shall give the Borrower written notice of each redetermined Borrowing Base schedule at least fifteen (15) days before such new Borrowing Base schedule is to become effective. Without limiting the Agent's discretion, the Agent may exclude, in its sole and absolute discretion, any property or portion of production therefrom from the Borrowing Base, at any time, because title information on, or the status of title to, such property is not reasonably satisfactory to Agent, such property is not Collateral, the Agent's lien or security interest therein is not first and prior to all others, or such property is not assignable. As of the Closing Date, the Borrowing Base is $125,000,000.00. Thereafter, the Agent shall make a preliminary re-determination of the Borrowing Base each March 1 and September 1 of each year (assuming timely delivery of requested information from the Borrower), and otherwise at such times as deemed appropriate by the Agent or the Required Banks (and as required by SECTION 3.3). The Agent promptly shall notify the Banks in writing of each such preliminary re-determination. Each Bank shall notify the Agent in writing of either its approval or disapproval of any such preliminary re-determination of the Borrowing Base within ten (10) Business Days after its receipt of such notice. Each re-determination of the Borrowing Base which results in an increase shall require the consent of all of the Banks; each other re-determination of the Borrowing Base (which results in no change or a decrease) shall require the consent of the Required Banks. Upon approval of all the Banks or the Required Banks, as applicable, of each re-determination, the Agent shall notify the Borrower as provided above.

     "BUSINESS DAY" shall mean (a) for all purposes other than as covered by clause (b) of this definition, a day other than a Saturday, Sunday or legal holiday for commercial banks in either

     New Orleans, Louisiana, or New York, New York, and (b) with respect to all requests, notices and determinations in connection with LIBO Rate Loans, a day which is a Business Day described in clause (a) of this definition and which is a day for trading by and between banks for dollar deposits in the London interbank market.

     "CHANGE OF CONTROL" shall mean the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) of all or substantially all of the Borrower's assets and the assets of theSubsidiaries taken as a whole; or
     (b) the adoption of a plan relating to the liquidation or dissolution of the Borrower; or (c) the consummation of any transaction which results in a person or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) becoming the beneficial owner of more than 50% of the total voting power of all classes of the Borrower's voting securities then outstanding; or (d) the first day on which a majority of the members of the Borrower's Board of Directors are not Continuing Directors. The term "CONTINUING DIRECTORS" means any member of the Borrower's Board of Directors who: (x) was a member of the Borrower's Board of Directors on the Closing Date; or (y) was nominated for election or elected with the approval of a majority of the Continuing Directors who were then members of the Borrower's Board of Directors (but excluding any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Continuing Directors).

     "CLOSING DATE" shall mean the date on which the Notes are executed and delivered by the Borrower to the Banks.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" shall mean the properties described in the Collateral Documents described in SECTION 3.1(a) as primary security for the Indebtedness.

     "COLLATERAL DOCUMENTS" shall mean collectively the documents by Borrower or any Subsidiary from time to time required by the Agent to obtain the security interest in the Collateral, or otherwise guarantee or secure the Indebtedness, or otherwise pertaining to this Agreement (including without limitation the letter of credit Applications described in SUBSECTION 2.1(c) below), such existing documents being described in Article 3 hereof, as all such documents are amended, restated or renewed from time to time.

     "COMMITMENT LIMIT" shall mean, at any particular date, the LESSER of (a) the Amount or (b) the Borrowing Base then in effect.

     "COMMITMENTS" shall mean the commitments of each of the Banks for the Loan set forth on SCHEDULE 1 hereto as amended from time to time.

     "CONSOLIDATED ASSETS" shall mean, at any particular date, the sum, after eliminating inter-company items, of all assets of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP consistently applied.

     "CONSOLIDATED CURRENT ASSETS" shall mean, at any particular date, all amounts which would, in conformity with GAAP, be included under current assets on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, and FURTHER including the unused and available portion of the Commitment Limit (equal to the Commitment Limit LESS the sum of the principal balance of unpaid and outstanding Advances and the total undisbursed amount of all standby letters of credit outstanding as of such date of determination).

     "CONSOLIDATED CURRENT LIABILITIES" shall mean, at any particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

     "CONSOLIDATED LIABILITIES" shall mean, at any particular date, the sum, after eliminating inter-company items, of all liabilities (including, without limitation, deferred taxes and minority interests) of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP consistently applied.

     "CONSOLIDATED NET WORTH" shall mean, at any particular date, the number obtained by subtracting Consolidated Liabilities from the Consolidated Assets.

     "CONTRACTS" shall mean those agreements, contracts and other instruments to which the Borrower's interest in the oil, gas and mineral leases comprising the Collateral are subject.

     "DEBT" shall mean any and all amounts and/or liabilities owing from time to time by the Borrower (or, if applicable, another Person) to any Person, including the Agent or any of the Banks, direct or indirect, liquidated or contingent, now existing or hereafter arising, including without limitation
     (i) indebtedness for borrowed money or the deferred purchase price of property; (ii) unfunded portions of commitments for money to be borrowed;
     (iii) the amounts of all standby and commercial letters of credit and bankers acceptances, matured or unmatured, issued on behalf of the Borrower and, without duplication, all drafts drawn thereunder; (iv) all obligations (whether absolute or contingent) in respect of hedging agreements pertaining to commodity prices, interest rates or currency exchange rates such as swaps, cap or floor or collar protection agreements, forward contracts, options, puts, futures contracts or other derivative agreements, and any cancellations, buybacks, reversals, terminations or assignments thereof; (v) guaranties of the obligations of any other Person, whether direct or indirect, whether by agreement to purchase the indebtedness of any other Person or by agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise; (vi) indebtedness of the types described above secured by any Lien on any property owned by the Borrower, to the extent attributable to the Borrower's interest in such property, even though the Borrower has not assumed or become liable for the payment thereof personally; (vii) the present value of all obligations for the payment of rent or hire of property of any kind (real or personal) under leases or lease agreements required to be capitalized under GAAP, and (viii) trade payables and operating leases incurred in the ordinary course of business or otherwise.

     "DEFAULT" shall mean the occurrence of any of the events specified in
     Article 8 hereof, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

     "DEFAULT RATE" shall mean three (3%) percent per annum in excess of the Prime Rate from time to time in effect.

     "DESIGNATED AVAILABILITY" shall have the meaning provided in SECTION 2.5.

     "EBITDA" shall have the meaning provided in SECTION 5.17.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EVENT OF DEFAULT" shall mean the occurrence of any of the events specified in Article 8 hereof, provided that any requirement for notice or lapse of time or any other condition precedent has been satisfied.

     "EWS" shall mean Evergreen Well Service Company, a Colorado corporation.

     "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time.

     "GRANTORS" shall mean those Subsidiaries of the Borrower, from time to time, which have granted liens on Collateral in favor of the Agent as security for the Indebtedness. On the Closing Date, the Grantors are Primero Corp, Primero LLC, Long Canyon and EWS.

     "GUARANTORS" shall mean all domestic Subsidiaries of the Borrower, other than Evergreen Supply & Distribution Company, Inc. On the Closing Date, the Guarantors are the Subsidiaries listed in Section 4.20(a) except for Evergreen Resources (UK) Ltd. and Evergreen Supply & Distribution Company, Inc.

     "HEDGE OBLIGATIONS" shall mean any and all obligations and liabilities of the Borrower and its Subsidiaries under, collectively, all Permitted Commodity Hedges, all Permitted Currency Hedges and all Permitted Interest Hedges.

     "INDEBTEDNESS" shall mean any and all amounts, liabilities or obligations owing from time to time by the Borrower to the Agent or to all or any of the Banks pursuant to this Agreement, the Notes and the Collateral Documents (including attorneys' fees incurred in connection with the execution, enforcement or collection of the Borrower's obligations hereunder or thereunder or any part thereof, and all fees payable in connection herewith to the Agent or to the Banks), whether such amounts, liabilities or obligations be liquidated or unliquidated, now existing or hereafter arising.

     "INDEMNIFIED PARTIES" shall have the meaning provided in SECTION 5.13(b).

     "INITIAL BANK" shall have the meaning provided above in the Preliminary Statement.

     "LETTER OF CREDIT SUBLIMIT" shall mean thirty million ($30,000,000.00) dollars.

     "LIBO RATE" shall mean, during any Interest Period (as defined below) for any Advance, an interest rate per annum equal to (i) the Reserve Adjusted LIBO Rate (as defined below) PLUS the Applicable LIBO Rate Margin (as defined below). "RESERVE ADJUSTED LIBO RATE" shall mean with respect to each Interest Period for a LIBO Rate Advance, an interest rate per annum equal to the quotient (converted to a percentage, rounded upward to the nearest whole multiple of 1/100 of 1% per annum) of (i) the rate per annum as determined by the Agent at or about 10:00 a.m. Central Time (or as soon thereafter as practicable) on the second Business Day prior to the first day of each Interest Period, to be the annual rate of interest for deposits in United States dollars for the selected Interest Period as shown on the Dow Jones Telerate Matrix page for British Bankers Association

     Interest Settlement Rates as of two Business Days prior to the first day of such Interest Period, divided by (ii) the remainder of 1.00 minus the LIBOR Reserve Requirement (as defined below), expressed as a decimal, for such Interest Period. "LIBOR RESERVE REQUIREMENT" shall mean for any day during an Interest Period for any LIBO Rate Advance, that percentage which is specified by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for the Banks with respect to liabilities consisting of or including "Eurocurrency liabilities" (as defined in Regulation D of the Board of Governors of the Federal Reserve System) with a maturity equal to such Interest Period. In determining this percentage, the Agent may use any reasonable averaging and attribution method. "INTEREST PERIOD" shall mean the period between the Business Day on which the LIBO Rate shall begin and the day on which the LIBO Rate shall end. The duration of each Interest Period for a LIBO Rate Advance shall be one (1) month, two (2) months or three (3) months, at the Borrower's election, subject to the following: (i) no Interest Period shall extend past the Maturity Date; (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, EXCEPT that if the next succeeding Business Day would occur in the next following calendar month, the last day of such Interest Period shall be shortened to occur on the next preceding Business Day; (iii) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and (iv) if the Borrower fails to designate an Interest Period, the Interest Period for a LIBO Rate Advance (recognizing that under SUBSECTION 2.1(b) below the Banks are not obligated to make such a LIBO Rate Advance in the absence of such designation by the Borrower) shall be deemed to be one month until a different designation is made for a subsequent Interest Period. No Interest Period for a LIBO Rate Advance shall have a duration of less than one month, and if any such Interest Period would otherwise be a shorter period, the relevant Advance shall be a Prime Rate Advance during such period. The "APPLICABLE LIBO RATE MARGIN" shall mean the following per annum interest rate from time to time, determined for each fiscal quarter by reference to the Percentage Outstanding for the immediately prior fiscal quarter, in accordance with the following schedule:

                                        Applicable LIBO
     Percentage Outstanding               Rate Margin
     ----------------------             ---------------
          less than1/3                       1.125%
          1/3-2/3                            1.375%
          more than 2/3                      1.50%

     The Applicable LIBO Rate Margin shall remain fixed during each fiscal quarter of the Borrower's fiscal year, determined on the first day of each fiscal quarter depending upon the Percentage Outstanding for the immediately prior quarter. (During the initial period from and after the Closing Date continuing through the first fiscal quarter of this Agreement ending September 30, 2000, the Applicable LIBO Rate Margin shall be 1.125%.) No more than four (4) LIBO Rate tranches at any one time are permitted for the Loan. The Borrower will comply with the provisions of ADDENDUM I hereto, relating to the LIBO Rate, which is an integral part of this Agreement. The LIBO Rate shall remain fixed for the duration of the LIBO Rate Interest Period selected and the Borrower shall not have the right to prepay Advances outstanding at the LIBO Rate prior to the end of the applicable LIBO Rate Interest Period.

     "LIEN" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, the Borrower shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

     "LOAN" shall mean the line of credit and standby letters of credit described in Article 2 hereof.

     "LONG CANYON" shall mean Long Canyon Gas Company, LLC, a Colorado limited liability company (a wholly owned subsidiary of, and whose sole member is, Primero Corp).

     "MATURITY DATE" shall mean July 1, 2003.

     "NOTE" shall mean the promissory notes executed by the Borrower, each substantially in the form of EXHIBIT A hereto, initially dated the Closing Date (and subsequently dated on the date that additional Banks become a party to this Agreement), payable to the order of each Bank in the amount of the Bank's Commitment, in representation of the Advances available to be made under the line of credit Loan, together with any and all amendments, modifications, extensions, renewals, increases or rearrangements thereof or therefor. (The Notes dated the Closing Date payable to the order of each Bank in the amount of the Bank's Commitment as shown on Schedule 1 hereto have been given in renewal, increase and extension of (but not in addition to) the indebtedness previously evidenced by those certain three (3) Line of Credit Notes, each dated March 1, 1999, payable to the order of Hibernia National Bank in the principal sum of $37,500,000.00, Paribas in the principal sum of $18,750,000.00, and Chase Bank of Texas, N.A., in the principal sum of $18,750,000.00, respectively, which in turn had been given in renewal and increase (but not in addition to) the indebtedness previously evidenced by those certain three (3) Line of Credit Notes, each dated July 31, 1998, payable to the order of Hibernia National Bank in the principal sum of $25,000,000.00, Banque Paribas in the principal sum of $12,500,000.00 and Chase Bank of Texas, N.A., in the principal sum of $12,500,000.00, respectively, which in turn had been given in substitution for the indebtedness previously evidenced by that certain Line of Credit Note dated July 1, 1998, payable to the order of Hibernia National Bank as the Initial Bank in the principal sum of $50,000,000.00, which in turn had been given in renewal, increase and extension of (but not in addition to) the indebtedness previously evidenced by the Borrower's Revolving Note dated June 19, 1997, payable to the order of the Initial Bank, in the principal sum of $30,000,000.00, which in turn had been given in renewal, increase and extension of (but not in addition to) the indebtedness previously evidenced by the Borrower's Revolving Note dated October 4, 1996, in the principal sum of $15,000,000.00, which in turn had been given in renewal, increase and extension of (but not in addition to) the indebtedness previously evidenced by the Borrower's Revolving Note dated April 26, 1995, in the principal sum of $7,500,000.00, which in turn had been given in renewal, increase and extension of (but not in addition to) the indebtedness previously evidenced by the Borrower's Revolving Note dated February 5, 1993, in the principal sum of $5,000,000.00, which in turn had been given in renewal, increase and extension of (but not in addition to) the indebtedness previously evidenced by the Borrower's Revolving Note dated November 15, 1990, in the principal sum of $3,500,000.00.)

     "PERCENTAGE OUTSTANDING" shall mean, for any fiscal quarter, the fraction obtained by dividing (x) the sum of the average unpaid and outstanding principal balance of the Notes plus the aggregate undisbursed amount of all standby letters of credit during such quarter, by (y) the average of the Commitment Limit for such quarter.

     "PERMITTED COMMODITY HEDGE" shall mean non-speculative transactions in futures, forwards, swaps or option contracts (including both physical and financial settlement transactions), engaged in by the Borrower or any Subsidiary as part of its normal business operations with the purpose and effect of fixing prices as a risk-management strategy or hedge against adverse changes in the prices of natural gas or oil (including without limitation commodity price hedges, swaps, caps, floors, collars and similar agreements designed to protect the Borrower or such Subsidiary against fluctuations in commodity prices or any option with respect to any such transaction) and not intended primarily as a borrowing of funds, provided that all times: (1) no such contract fixes a price for a term of more than thirty six (36) months without the prior written consent of the Required Banks; (2) the aggregate monthly production covered by all such contracts (considered both individually and in the aggregate) by the Borrower and all its Subsidiaries (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to the Agent) for any single month during the next six (6) month period (on a rolling basis) does not exceed (x) for oil, one hundred (100%) percent of the Borrower's aggregate Existing Production (as defined below) of oil sold for the immediately preceding month, and (y) for gas, one hundred (100%) of Borrower's aggregate Existing Production of gas sold for the immediately preceding month; (3) the aggregate production covered by all such contracts (considered both individually and in the aggregate) by the Borrower and all its Subsidiaries does not in the aggregate exceed (x) for oil, eighty five (85%) percent of the Borrower's aggregate Projected Production (as defined below) of oil anticipated to be sold in the ordinary course of the Borrower's business for the time period(s) covered by such contracts, and
     (y), for gas, eighty five (85%) percent of the Borrower's aggregate Projected Production of gas anticipated to be sold in the ordinary course of the Borrower's business for the time period(s) covered by such contracts; (4) no such contract requires the Borrower or such Subsidiary to put up money, assets, letters of credit or other security against the event of its nonperformance prior to actual default by the Borrower or such Subsidiary in performing its obligations thereunder, other than deposits made by the Borrower and its Subsidiaries to satisfy minimum margin requirements in an aggregate amount by the Borrower and all its Subsidiaries not to exceed fifteen million ($15,000,000.00) dollars outstanding at any time; and (5) each such contract shall be either with any Bank or an Affiliate of any Bank (without restriction as to rating), or with a counterparty who (or have a guarantor of the obligation of the counterparty who), at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency. As used herein, the term "EXISTING PRODUCTION" means the actual production of oil or gas (measured by volume unit or BTU equivalent, not sales price), as applicable, sold in the ordinary course of the Borrower's business for a particular month from properties and interests owned by the Borrower which are Collateral and which have attributable to them proved developed oil or gas reserves as reflected in the most recent engineering report delivered pursuant to Section 5.2(c), after deducting production from any properties or interests sold that had been included in such report and after adding actual production from any properties or interests owned by the Borrower which have become Collateral and have not been reflected in such report that are reflected in a separate or supplemental report meeting requirements of such Section 5.2(c) or otherwise satisfactory to the Agent. As used herein, the term "PROJECTED PRODUCTION" means the projected production of oil or gas (measured by volume unit or BTU equivalent, not sales price), as applicable, for the term of the contracts or a particular month, as applicable, from properties and interests owned by the Borrower which are Collateral and which have attributable to them proved developed producing oil or gas reserves as reflected in the most recent engineering report delivered pursuant to SECTION 5.2(c), after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and after adding projected production from any properties or interests owned by the Borrower which have become Collateral and had not been reflected in such report that are reflected in a separate or supplemental report meeting requirements of such SECTION 5.2(c) and otherwise satisfactory to the Agent.

     "PERMITTED CURRENCY HEDGE" shall mean any forward contract, futures contract, swap, option or other financial agreement or arrangement (including without limitation caps, floors, collars, puts and similar agreements or any option with respect to any such transaction) relating to, or the value of which is dependent upon, currency exchange rates, entered into by the Borrower or any Subsidiary with one or more financial institutions or one or more futures exchanges in the ordinary course of business and not for purposes of speculation and not intended primarily as a borrowing of funds, and which are designed to protect the Borrower or any Subsidiary against fluctuations in currency exchange rates, provided that each such contract shall be either with any Bank or any Affiliate of any Bank (without restriction as to rating), or with a counterparty who (or have a guarantor of the obligation of the counterparty who), at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency).

     "PERMITTED INTEREST HEDGE" shall mean any forward contract, futures contract, swap, option or other financial agreement or arrangement (including without limitation caps, floors, collars, puts and similar agreements or any option with respect to any such transaction) relating to, or the value of which is dependent upon, interest rates, entered into by the Borrower with one or more financial institutions or one or more futures exchanges in the ordinary course of business with the purpose and effect of hedging interest rates on a principal amount of the Borrower's Debt that is accruing interest at a variable rate and not for purposes of speculation and not intended primarily as a borrowing of funds, and which are designed to protect the Borrower against fluctuations in interest rates with respect to Debt, provided that at all times: (1) the aggregate notional amount of such contracts never exceeds one hundred (100%) percent of the anticipated outstanding principal balance of the Debt of the Borrower to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances; (2) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding Debt of the Borrower to be hedged by such contract; and (3) each such contract shall be either with any Bank or any Affiliate of any Bank (without restriction as to rating), or with a counterparty who (or have a guarantor of the obligation of the counterparty who), at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poors

     Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency).

     "PERSON" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

     "PLAN" shall mean any plan subject to Title IV of ERISA and maintained by the Borrower, or any such plan to which the Borrower is required to contribute on behalf of its employees.

     "PRIME RATE" shall mean, at any particular date, (i) the prime or base rate of interest as reflected in THE WALL STREET JOURNAL (or if such rate is not published or is no longer available, such other similar index reasonably satisfactory to the Agent and the Required Banks) from time to time ("WSJ PRIME"), PLUS (ii) the Applicable Prime Rate Margin (as defined below). Without notice to the Borrower or other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said WSJ Prime shall fluctuate, with each such change in the Prime Rate to be effective as of the date of each change in such WSJ Prime. WSJ Prime is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by the Agent or any Bank (or by such institutions comprising said index). The "APPLICABLE PRIME RATE MARGIN" shall mean the following per annum interest rate from time to time, determined for any fiscal quarter by reference to the Percentage Outstanding during the immediately prior fiscal quarter, in accordance with the following schedule:

                                   Applicable Prime
     Percentage Outstanding          Rate Margin
     ----------------------        ----------------
          less than 1/3                 0.00%
          1/3-2/3                       0.00%
          more than 2/3                 0.25%

     The Applicable Prime Rate Margin shall remain fixed during each fiscal quarter of Borrower's fiscal year, determined on the first day of each fiscal quarter depending upon the Percentage Outstanding for the immediately prior quarter. (During the initial period from and after the Closing Date continuing through the first fiscal quarter of this Agreement ending September 30, 2000, the Applicable Prime Rate Margin shall be zero (0.00%) percent.) The Prime Rate shall be adjustable on a daily basis to reflect any changes in Citibank Prime, and further adjusted on a quarterly basis on the first day of each quarter to reflect any changes in the Applicable Prime Rate Margin.

     "PRIMERO CORP" shall mean Primero Gas Marketing Company, a Colorado corporation.

     "PRIMERO LLC" shall mean Primero Gas Company, LLC, a Colorado limited liability company (a wholly owned subsidiary of, and whose sole member is, Primero Corp).

     "REQUIRED BANKS" shall mean Banks in the aggregate holding at least sixty-six and two-thirds (66 2/3%) percent of the aggregate unpaid principal amount of the Notes.

     "RESTRICTED PAYMENT" shall mean, as to any Person, any dividend or other distribution by such Person (whether in cash, securities or other payment) with respect to any shares of any class of equity securities of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares or any option, warrant or other right to acquire any such shares.

     "SECURED HEDGE AGREEMENTS" shall mean all contracts, whether now in existence or hereafter arising, which establish Secured Hedge Obligations by the Borrower or any Subsidiary in favor of a Secured Hedge Provider.

     "SECURED HEDGE OBLIGATIONS" shall mean any Hedge Obligations of the Borrower or any Subsidiary owing to any one or more of the (present and future) Secured Hedge Providers, and includes the due performance and compliance by the Borrower or any Subsidiary with all the terms, conditions and agreements contained in the Secured Hedge Agreement pertaining thereto.

     "SECURED HEDGE PROVIDER" shall mean any one or more of the (present and future) Banks under this Agreement, or any Affiliate of such Bank which is a party to one or more Secured Hedge Agreements with the Borrower or any Subsidiary, so long as any such Bank is a "Bank" under this Agreement at the time such Secured Hedge Obligation is entered into with such Bank or Affiliate of such Bank (even if such Bank subsequently ceases to be a "Bank" under this Agreement for any reason).

     "SECURED LIABILITIES" shall mean collectively the Indebtedness and the Secured Hedge Obligations.

     "SECURED PARTIES" shall mean the Agent, the Banks and the Secured Hedge Providers.

     "SHARED COLLATERAL" shall have the meaning provided in SECTION 3.4.

     "SUBSIDIARIES" shall mean at any date with respect to the Borrower (i) all the corporations of which the Borrower at such date, directly or indirectly, owns fifty (50%) percent or more of the outstanding capital stock (excluding directors' qualifying shares), and (ii) all the partnerships, limited liability companies or other Persons of which the Borrower at such date, directly or indirectly, owns fifty (50%) percent or more of the outstanding partnership, membership or other ownership or voting interest.

     Section 1.3 ACCOUNTING TERMS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP on a basis consistent (except for changes in accounting principles or practice approved by independent public accountants for the Borrower) with the most recent audited financial statements of the Borrower.

                                    ARTICLE 2

                                   THE CREDIT

     Section 2.1 LINE OF CREDIT (INCLUDING STANDBY LETTERS OF CREDIT. (a) LINE. Subject to and upon the terms and conditions contained in this Agreement, and relying on the representations and warranties contained in this Agreement, each Bank, severally, agrees to make a revolving line of credit available to the Borrower in the maximum aggregate principal amount equal to such Bank's Commitment set forth in SCHEDULE 1 hereto. The aggregate amount of all Advances, plus the undisbursed amount of all standby letters of credit permitted to be issued under SUBSECTION 2.1(c) hereof, cannot exceed the Commitment Limit. The line of credit is represented by the Notes in the aggregate principal amount of the Amount, and individually in the principal amount of each Bank's commitment, payable to the order of the Banks. Principal and all accrued and unpaid interest on the line of credit shall be payable in full at maturity on the Maturity Date, after which no further Advances will be made.

     (b) INTEREST. The interest rate applicable to each Loan Advance beginning on the date such Advance is made shall be either (i) the Prime Rate, adjusted daily, or (ii) the LIBO Rate, adjusted on the first day of each LIBO Rate Interest Period and remaining fixed for the duration of the LIBO Rate Interest Period, selected at the Borrower's option by written notice to Agent in accordance with the terms hereof. Effective on the first day following the end of any LIBO Rate Interest Period, the Borrower may from time to time change the interest rate which is to apply to the Advances or a portion thereof (including any yet to be made Advance which is made on the effective date of the interest rate change) by notifying the Agent of the Borrower's desire to change the interest rate not less than three (3) Business Days prior to the date on which such change shall be effective. No more than four (4) LIBO Rate tranches and one Prime Rate tranche (all Prime Rate Advances constituting one tranche) shall be permitted for the Loan at any one time. In the absence of any timely specific interest rate election by the Borrower (as provided above in this SUBSECTION 2.1(b) and in the definition of LIBO Rate), unless otherwise agreed by the Agent and all the Banks, an Advance (if outstanding as a LIBO Rate Advance) will be automatically converted into a Prime Rate Advance on the last day of the then current Interest Period for such Advance or (if not then outstanding) an Advance shall bear interest at the Prime Rate. The Borrower further will comply with the provisions of ADDENDUM I hereto, relating to the LIBO Rate, which is an integral part of this Agreement. Interest shall be payable (x) on Advances bearing interest at the Prime Rate monthly in arrears on the last day of each month, and
(y) on LIBO Rate Advances on the last day of each applicable Interest Period for each LIBO Rate Advance. Payments may be debited from the Borrower's accounts at the Agent as provided in this Agreement. Interest on (i) Prime Rate Advances shall be calculated on the basis of a 365 or 366-day year (as the case may be) and the actual number of days elapsed, and (ii) LIBO Rate

Advances shall be calculated on the basis of a 360-day year (that is, by applying the ratio of the annual interest rate over a year of 360 days, times the outstanding principal balance, times the actual number of days the principal balance is outstanding).

     (c) LETTERS OF CREDIT. As a portion of the line of credit availability up to the Letter of Credit Sublimit (and subject to the Borrowing Base and the other terms and conditions contained in this Agreement), the Initial Bank will issue standby letters of credit for the account of the Borrower (including for the commercial needs of any one or more of the Borrower's wholly-owned Subsidiaries from time to time in existence, including without limitation Evergreen Operating Corporation and Primero Corp, so long as such entity is wholly-owned directly or indirectly) from time to time. The expiration of such letters of credit shall be on a Business Day not later than one year after issuance, and further shall not extend beyond the Maturity Date of the line of credit. The expiration date of a letter of credit may not be extended on or after the Maturity Date and no letter of credit may be renewed, replaced or increased on or after the Maturity Date. The Borrower shall pay to the Agent, for disbursement in accordance with SECTION 9.1(a), a fee for each standby letter of credit in advance on the issuance date at the applicable per annum rate in accordance with the schedule set forth below on the face amount of the letter of credit for the period from the date of issuance to the expiration date. The fee for each letter of credit shall be determined based on the sum of the aggregate undisbursed amount of all standby letters of credit then outstanding plus the face amount of the subject letter of credit being issued, in accordance with the following schedule:

Aggregate Dollar Amount                 Fee Rate
-----------------------                 --------
less than $10,000,000.00                 0.875%
$10,000,000.00-$20,000,000.00            1.000%
more than $20,000,000.00                 1.125%

The Borrower also shall pay to the Agent, for the account solely of the Initial Bank, additional amounts customarily charged by the Initial Bank for the issuance and processing of letters of credit. Each letter of credit shall be issued not later than the close of the Initial Bank's business (Central Time) on the third (3rd) Business Day after receipt (including by facsimile pursuant to SECTION 10.1 hereof) by the Initial Bank of the Borrower's written application in substantially the form of the Initial Bank's then standard Application for Irrevocable Standby Letter of Credit and Letter of Credit Agreement, executed by the Borrower (by any one of the persons designated by the Borrower in writing to the Agent in accordance with the terms of SUBSECTION 2.1(d) below). Such application and agreement shall be Collateral Documents under this Agreement, supplemental to and not in replacement of this Agreement and the other

Collateral Documents, provided that in the event of a conflict between such application and agreement and this Agreement then this Agreement shall prevail (even if such application or agreement is executed later). In the event such written application is telecopied to the Initial Bank, the Initial Bank may but need not confirm such application before acting thereupon. The Initial Bank may rely fully and completely upon the authority of the signatory of such written application and the contents thereof unless such authority is terminated by written notice to the Initial Bank, and any such termination of authority shall be effective only prospectively. Such letters of credit will be documented on the Initial Bank's standard forms. No letter of credit will be issued (x) if the face amount thereof plus the aggregate undisbursed amount of all standby letters of credit then outstanding would exceed the Letter of Credit Sublimit, or (y) if the face amount thereof plus the aggregate of all Advances then outstanding plus the aggregate undisbursed amount of all standby letters of credit then outstanding would exceed the Commitment Limit. Payment by the Initial Bank of a draw on a standby letter of credit, if not reimbursed in full on the same day by the Borrower, automatically (notwithstanding the limitation in SUBSECTION 2.1(a) above) shall be an Advance as a part of the Loan bearing interest from the date of such draw at the Prime Rate. Upon its issuance of any such letter of credit, the Initial Bank shall promptly notify each other Bank of such issuance. Immediately upon the issuance by the Initial Bank of any letter of credit, the Initial Bank shall be deemed to have sold and transferred to each other Bank and each such other Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Initial Bank, without recourse or warranty, an undivided interest and participation in such letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. The amount of such other Bank's participation shall be such other Bank's prorata portion (i.e., such Bank's Commitment as compared to the aggregate of the Commitments).

     In the event that the Initial Bank makes any payment under any letter of credit and the Borrower shall not have reimbursed such amount in full to the Initial Bank on the date of such payment, the Initial Bank shall promptly notify the Agent, which shall promptly notify each other Bank of such failure, and each other Bank shall promptly and unconditionally pay to the Initial Bank the amount of such other Bank's prorata portion (i.e., such Bank's Commitment as compared to the aggregate of the Commitments) of such unreimbursed payment in immediately available funds. If the Agent so notifies, prior to 11:00 a.m. (Central Time) on any Business Day, each Bank shall make such payment on such Business Day. The failure or refusal by any Bank to make reimbursement to the Initial Bank at the aforesaid time and place in the amount of its portion of such reimbursement shall not relieve any other Bank from its several obligation hereunder to make reimbursement to the Initial Bank in the amount of such other Bank's portion of such requested reimbursement (but no Bank shall be responsible for the failure of any Bank to make reimbursement to the Initial Bank of such other Bank's portion of such requested reimbursement). If any Bank makes reimbursement to the

Initial Bank of such amount on a date after the aforesaid date for reimbursement, such Bank shall pay to the Initial Bank on demand an amount computed on the basis set forth in SUBSECTION 2.1(f) below (substituting such reimbursement due date for the Advance Date), which SUBSECTION 2.1(f) shall be fully applicable to such failure.

     The obligations of the other Banks to make reimbursement payments to the Initial Bank with respect to letters of credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever. In determining whether to pay under any letter of credit, the Initial Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such letter of credit. Any action taken or omitted to be taken by the Initial Bank under or in connection with any letter of credit if taken or omitted in the absence of gross negligence or willful misconduct shall not create for the Initial Bank any resulting liability to the Borrower or any Bank.

     (d) REQUESTS. The Banks will make Advances to the Borrower from time to time on any Business Day in such amounts as the Borrower may have timely requested as provided in SUBSECTION 2.1(e) up to the maximum amount provided in SUBSECTION 2.1(a) above, and the Borrower may make borrowings, repayments and reborrowings in respect thereof. Requests for Advances must be made by the Borrower in writing to the Agent, by either certified or registered mail or by facsimile transmission in accordance with SECTION 10.1, the number of days before the Business Day for the Advance as provided in SUBSECTION 2.1(e). Such request shall be fully authorized by the Borrower if made by any one of the persons hereby designated by the Borrower as an authorized person: the President of Borrower or any other officer of the Borrower designated by the President in writing to the Agent in accordance with resolutions of the Board of Directors of the Borrower certified to the Agent. The Agent and the Banks may rely fully and completely upon the authority of the signatory of such request unless such authority is terminated by written notice to Agent, and any such termination shall be effective only prospectively. The credit advice resulting from the deposit of the proceeds of any disbursement in the Borrower's account with the Agent or the Agent's copy of any cashier's check representing all or any part of the proceeds of the disbursement shall be deemed prima facie evidence of the Borrower's Indebtedness to the Banks on the line of credit.

     (e) TIMING. Requests for Advances at the Prime Rate shall be made on written notice from the Borrower to the Agent, received by the Agent no later than 10:00 a.m. (Central Time) on the Business Day of such Prime Rate Advance specifying the amount thereof. Request for Advances at the LIBO Rate shall be made on written notice from the Borrower to the Agent received by the Agent no later than 11:00 a.m. (Central Time) on the third (3rd) Business Day before such LIBO Rate Advance, specifying the amount thereof (including the amount of each Tranche, if more than one) and the LIBO Interest Period (or interest Periods, if more than one tranche). Each such written notice by the Borrower shall be irrevocable by the Borrower. The request for any Advance shall constitute a certification by the Borrower that all of the representations and warranties contained in Article 4 (other than those representations and warranties, if any, that are, by their specific terms, limited in application to a specific date) are true and correct as of the date of such request and also as of the date of the Advance. The Agent shall promptly give each Bank notice of such proposed Advance.

     (f) FUNDING. Not later than 12:00 noon (Central Time) on the date of any Advance, each of the Banks shall make available to the Agent, in immediately available funds, the amount of such Bank's prorata portion (i.e., the percentage of its Commitment as compared to the aggregate of the Commitments) of the amount of the requested Advance. Upon receipt from each Bank of such amount, and upon fulfillment of the applicable conditions set forth in this Agreement in Article 7, the Agent (on behalf of the Banks) will make available to the Borrower the aggregate amount of such Advance in accordance with the further terms of this
SECTION 2.1. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any date of an Advance the amount of its portion of the requested Advance shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's portion of any requested Advance (but no Bank shall be responsible for the failure of any Bank to make available to the Agent such other Bank's portion of any requested Advance).

     The Agent may, unless notified to the contrary by any Bank prior to the date of an Advance, assume that each Bank has made available to the Agent on such date of the applicable Advance the amount of each Bank's portion of the Advance to be made on such date, and the Agent shall, in reliance upon such assumption, make available to Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after the date of the applicable Advance, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, TIMES (ii) the amount of such Bank's portion of such Advance, TIMES (iii) a fraction, the numerator of which is the number of days that elapse from and including such date of the Advance to the date on which the amount of such Bank's portion of such Advance shall become immediately available to the Agent, and the denominator of which is 365; PROVIDED, that if such Bank has not paid to the Agent such Bank's portion of the Advance by 12:00 noon (Central Time) on the third (3rd) Business Day after the Advance was made to the Borrower, then the interest rate in clause (i) above shall be the Prime Rate (adjusted daily) from and after such 2nd Business Day after the Advance was made until and including the date such Bank makes available to the Agent such Bank's portion of the Advance; PROVIDED, FURTHER, that if such Bank has not paid to the Agent such Bank's portion of the Advance by 12:00 noon (Central Time) on the fifteenth (15th) Business Day after the Advance was made to Borrower, then the interest rate in clause (i) above shall be the Prime Rate (adjusted daily) plus three (3.0%) percent per annum from and after such 15th Business
Day after the Advance was made until and including the date such Bank makes available to the Agent such Bank's portion of the Advance. A statement of the Agent submitted to each Bank with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Agent by such Bank. If any Bank fails to pay to Agent its portion of any Advance within thirty (30) days after an Advance or if any Bank twice fails to timely make its portion of Advances to be made to the Borrower available to the Agent before 12:00 noon (Central Time) on the dates Advances are made to the Borrower (counting failures in reimbursement under SUBSECTION 2.1(c) as a failure hereunder), then, if requested to do so by the Borrower or any other Bank or the Agent, such Bank shall sell all of its interests, rights and obligations under this Agreement (including all of its Commitment and its portion of the Loan at the time owing to it) and the Note held by it to another Bank or bank under SECTION 9.6 hereof.

     Not later than 3:00 p.m. (Central Time) on the date properly and timely requested for the Advance and upon fulfillment of the applicable conditions set forth in Article 7 of this Agreement, the Agent will make such Advance available to the Borrower in same day funds in the checking account maintained by the Borrower with the Agent and the credit advice resulting therefrom shall be mailed by the Agent to the Borrower.

     (g) MINIMUM. Notwithstanding anything in this Agreement to the contrary, the aggregate principal amount of all LIBO Rate Advances having the same Interest Period shall be at least equal to $1,000,000.00; and if any LIBO Rate tranche would otherwise be in a lesser principal amount for any period, such tranche shall bear interest at the Prime Rate during such period.

     Section 2.2 BUSINESS DAYS. If the date for any payment, prepayment or fee payment hereunder falls on a day which is not a Business Day, then for all purposes of this Agreement (unless otherwise provided herein) the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

     Section 2.3 PAYMENTS. The Borrower shall make each payment hereunder and under the Notes and any Collateral Documents (whether principal, interest, prepayment, fee or other payment) in lawful money of the United States of America in same day funds to the Agent at its main office in New Orleans, Louisiana not later than 11:00 a.m. (Central Time) on the day when due, or such other place in the United States as designated in writing by the Agent. The Agent shall promptly send to each Bank by federal wire transfer its respective proportionate share of all amounts to which the Banks are entitled in accordance with SECTION 9.1(a). The Borrower hereby authorizes the Agent to charge from time to time against the Borrower's accounts with the Agent any amount so due. At the time of making each payment hereunder or under the Note, the Borrower shall specify to the Agent the Advances or other amounts payable by the Borrower hereunder to which such payment is to be applied. In the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment as it may elect in its sole discretion (but in accordance with SECTION 2.9).

     Section 2.4 PREPAYMENT. (a) VOLUNTARY. The Borrower may prepay the Loan in full or in part at any time without payment of premium or penalty; provided, however, that (i) the Borrower shall give the Agent notice of each such prepayment of all or any portion of a LIBO Rate Advance no less than three (3) Business Days prior to prepayment, (ii) any LIBO Rate Advance may be prepaid only on the last day of the Interest Period for such LIBO Rate Advance, (iii) the Borrower shall give the Agent notice of each such prepayment of all or any portion of a Prime Rate Advance no less than one (1) Business Day prior to prepayment, (iv) the Borrower shall pay all accrued and unpaid interest on the amounts prepaid, and (v) no such prepayment shall serve to postpone the repayment when due of any other Indebtedness. Each such notice of a prepayment under this Section shall be irrevocable in the amounts specified in each such notice shall be due and payable on the date specified. Upon receipt of such notice, the Agent shall promptly notify each Bank thereof. Each partial prepayment shall be in an aggregate principal amount of (x) $2,000,000.00 or an integral multiple of $1,000,000.00 in excess thereof or (y) if the outstanding principal balance of the Loan is less than the minimum amount set forth in the preceding clause (i) of this sentence, then such lesser outstanding principal balance, as the case may be.

     (b) MANDATORY. The Agent shall notify the Borrower of the result of each Borrowing Base redetermination by the Agent at least fifteen (15) days before such redetermined amount is to become effective. If at any time the outstanding principal balance of the Advances plus the aggregate undisbursed amount of all outstanding standby letters of credit under SUBSECTION 2.1(c) shall exceed the Borrowing Base as established in the then effective Borrowing Base schedule, then within thirty (30) days after such excess occurs the Borrower shall (x) prepay the Advances (together with accrued interest on the amount to be prepaid to the date of payment) in an amount sufficient to reduce the Advances plus the aggregate undisbursed amount of all outstanding standby letters of credit to the Borrowing Base, and/or (y) execute, deliver and record such additional Collateral Documents pursuant to SECTION 3.1(iii) sufficient to induce the Agent and the Banks to make an increased redetermination of the Borrowing Base to an amount not less than the outstanding principal balance of the Advances plus the aggregate undisbursed amount of all outstanding standby letters of credit.

     Section 2.5 FEES. (a) The Borrower shall pay to the Agent, for disbursement in accordance with SECTION 9.1(a) hereof to the Banks, an unused facility fee quarterly in arrears on the first day of each calendar quarter (each January 1, April 1, July 1 and October 1 and, if different, on the Maturity Date for the period after the end of the previous quarter), on the following basis: on the first day of each calendar quarter beginning October 1, 2000, the Borrower shall designate an amount for that quarter (the "Designated Availability"), not less than twenty-five million ($25,000,000.00) dollars and up to the Commitment Limit. So long as the sum of the outstanding principal balance of the Advances plus the aggregate undisbursed amount of all standby letters of credit under SUBSECTION 2.1(c) outstanding during such quarter at no time exceeds the Designated Availability for such quarter, then the Borrower shall pay to the Agent a commitment fee for that quarter in the amount equal to the sum of (x) one-half of one (0.50%) percent per annum on the average daily unused portion of the Designated Availability plus (y) one-eighth of one (0.125%) percent per annum on the difference between the average daily Commitment Limit and the Designated Availability. But if at any time during that quarter the sum of the principal balance of unpaid and outstanding Advances and the total undisbursed amount of all standby letters of credit outstanding as of such date of determination exceeds the Designated Availability, then the Borrower shall pay to the Agent a commitment fee for that quarter in the amount equal to one-half of one (0.50%) percent on the averaged daily unused portion of the Commitment Limit. For purposes hereof, the unused portion of the Commitment Limit shall be the Commitment Limit LESS the sum of the principal balance of unpaid and outstanding Advances and the total undisbursed amount of all standby letters of credit outstanding as of such date of determination, and the unused portion of the Designated Availability shall be the Designated Availability LESS the sum of the principal balance of unpaid and outstanding Advances and the total undisbursed amount of all standby letters of credit outstanding as of such date of determination. Such commitment fee shall be determined on the basis of a 360-day interest factor over the number of days in the actual calendar year (365 days or 366 days in a leap year). (The unused facility fee payable on October 1, 2000, shall be prorated for the time period after the Closing Date, determined by using $60,000,000.00 as the amount of the Designated Availability, and by using the new Commitment Limit.)

     (b) The Borrower shall pay to the Agent, for disbursement in accordance with SECTION 9.1(a) hereof to the Banks, on the Closing Date a nonrefundable loan commitment/origination fee equal to $312,500.00.

     (c) The Borrower shall pay to the Agent, for its own account, such fees as are agreed to in a separate agreement between the Borrower and the Agent with respect to the Agent's services provided hereunder and in connection herewith.

     (d) The Borrower agrees to reimburse the Agent quarterly in arrears on the last day of each quarter for the Agent's actual costs incurred during that quarter for the Agent's compliance with its environmental verification process in obtaining status reports or similar information from governmental agencies.

     Section 2.6 USE OF PROCEEDS. The Borrower shall use the proceeds of the Loan solely for the acquisition and development of its oil and gas properties and other corporate needs including working capital and the issuance of letters of credit.

     Section 2.7 ADDITIONAL REGULATORY COSTS. If any governmental authority, central bank, or other comparable authority shall at any time impose, modify or deem applicable any reserve (including without limitation any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Agent or any Bank, or shall impose on the Agent or any Bank any other condition affecting an Advance or the obligation of the Agent or any Bank to make an Advance; and the result of any of the foregoing is to increase the cost to the Agent or such Bank of making or maintaining the Advances to the Borrower, or to reduce the amount of any sum received or receivable by the Agent or any Bank under this Agreement or under the Notes by an amount deemed by the Agent or any Bank to be material, then, within sixty (60) days after demand by the Agent or such Bank, the Borrower shall pay to the Agent or such Bank, for the account of the Agent or such Bank, such additional amount or amounts as will compensate the Agent or such Bank for such increased cost or reduction. The Agent or such Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Agent or such Bank to compensation pursuant to this Section. A certificate of the Agent or such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error.

     Section 2.8 DEFAULT RATE. Anything in the Notes or in any other agreement, document or instrument to the contrary notwithstanding, effective upon an Event of Default or upon the Maturity Date, the Agent and the Required Banks shall have the right to prospectively increase the interest rate under the Notes to the Default Rate until the Notes are paid in full. Upon the acceleration of the principal amount of the Indebtedness represented by the Notes, the accelerated principal balance of the Loan shall bear interest from the date of acceleration up to the date of actual payments (as well after as before Judgment) at the Default Rate. All such interest at the Default Rate shall be payable upon demand.

     Section 2.9 APPLICATION OF PAYMENTS TO INDEBTEDNESS. Payments made under this Agreement, the Notes or the Collateral Documents, whether made when due or after foreclosure on Collateral, for application to the Indebtedness shall be applied to the Indebtedness as follows:

     (i) To the Agent, with respect to fees and expenses accrued and outstanding (including without limitation reasonable attorneys' fees and expenses);

     (ii) To the Banks, ratably according to their Commitments, with respect to fees, expenses and late charges accrued and outstanding;

     (iii) To the Banks, ratably according to their Commitments, with respect to interest accrued and outstanding; and

     (iv) To the Banks, ratably according to their Commitments, with respect to principal amounts of the Loan due and payable.

Payments made pursuant to realization under the Collateral Documents are also subject to the SECTION 3.4.

     Section 2.10 SHARING OF PAYMENTS AMONG BANKS. If any Bank, whether by setoff or otherwise, has payment made to it upon its portion of the Loan, other than pursuant to SECTION 2.7 or ADDENDUM 1, in a greater proportion than that received by any other Bank, such Bank agrees, promptly upon demand, to purchase a portion of the Loan held by the other Banks so that after such purchase each Bank will hold its ratable proportion of the Loan. If any Bank, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Indebtedness or such amounts which may be subject to setoff, such Bank agrees, promptly upon demand, to take such action necessary such that all Banks share in the benefits of such Collateral ratable in proportion to their Commitment. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustment shall be made. However, nothing in this SECTION 2.10 is intended, or shall be construed, to amend the provisions of or alter the application of SECTION 3.4.

     Section 2.11 TELEPHONIC NOTICE TO AGENT. Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of borrowing or interest rate changes or the like given to the Agent, the Agent may act without liability upon the basis of telephonic notice of such request believed by the Agent in good faith to be from an authorized officer of the Borrower prior to receipt of written confirmation. In each such case, the Agent's records with regard to any such telephone notice shall be presumptively correct, absent manifest error.


                                    ARTICLE 3

                          SECURITY FOR THE OBLIGATIONS

     Section 3.1 SECURITY. (a) The Loan shall be primarily secured by the following:

     (i) Second Amended and Restated Mortgage, Deed of Trust, Assignment and Security Agreement and Financing Statement, as amended, modified and supplemented from time to time executed by the Borrower, granting a first priority mortgage, security interest and assignment of production in various COLORADO oil and gas properties in favor of Agent, for the ratable benefit of the Secured Parties.

     (ii) UCC-1 Financing Statements executed by the Borrower filed in the State of Colorado.

     (iii) Additional properties of the Borrower acceptable to Agent and covered by Title Opinions in favor of Agent may be added to the Collateral and the Borrowing Base during the term of this Agreement pursuant to mortgages and other collateral documents in form and substance acceptable to Agent. The Borrower acknowledges that any such new properties to be added to the Borrowing Base (x) may be valued by Agent and the Banks on each institution's then collateral value-to-loan value basis, and (y) require environmental reports.

     (iv) Additional properties of the Borrower required to be added to the Collateral during the term of this Agreement pursuant to SECTION 3.3.

     (v) Mortgage, Deed of Trust and Security Agreement and Financing Statement executed by Primero LLC, granting a first priority mortgage and security interest in Primero LLC's fixed assets, including without limitation the gathering system and compression equipment.

     (vi) Mortgage, Deed of Trust and Security Agreement and Financing Statement executed by Long Canyon, granting a first priority mortgage and security interest in Long Canyon's fixed assets, including without limitation the gathering system and compression equipment. (The Agent acknowledges the disclosure of the litigation pertaining to said properties, as recited in SECTION 4.10.)

     (vii) Security Agreement executed by Primero Corp, granting a first priority security interest in certain of its assets, including without limitation all gas sales and gas transportation contracts.

     (viii) Security Agreement executed by EWS, granting a first priority security interest in certain of its assets.

     (ix) UCC-1 Financing Statements executed by the Grantors (Primero Corp, Primero LLC, Long Canyon and EWS) filed in the State of Colorado.

     (x)    Guaranty Agreements executed by the Guarantors.

     (b) The Borrower confirms that the Collateral Documents secure all of the Indebtedness to the Agent and to each of the Banks. The Borrower, the Agent and the Banks acknowledge that the Collateral Documents described in SECTION 3.1(a)(i) AND (ii) above secure both such Indebtedness and the Secured Hedge Obligations, and acknowledge and agree that whether or not the other Collateral Documents will or will not secure the Secured Hedge Obligations shall be determined from time to time by all (100%) of the Banks as provided in SECTION
3.4. The Banks confirm the application of SECTION 3.4 to govern the Collateral Documents, the Indebtedness and the Secured Hedge Obligations.

     Section 3.2 CONFIRMATION. The Borrower hereby reaffirms its original intention as stated in the Collateral Documents that said Collateral Documents secure the Indebtedness as extended and renewed from time to time, including without limitation this Agreement and the Notes executed by the Borrower pursuant to this Agreement. The Borrower confirms and agrees that said Collateral Documents securing the Indebtedness, this Agreement and the Notes include without limitation the documents described in SECTION 3.1(a)(i) AND (ii) above. The Borrower hereby ratifies and confirms in all respects the Collateral Documents executed by it, which remain in full force and effect in accordance with all of their terms, conditions and provisions in favor of the Agent, for the ratable benefit of the Banks.

     Section 3.3 ACQUISITION COLLATERAL. After each acquisition by the Borrower or any Subsidiary of any interest in oil, gas and other mineral properties (wherever located) involving an expenditure (in money or property) exceeding ten million ($10,000,000.00) dollars (whether in one transaction or a series of related transactions), the Borrower at its expense will promptly, and in no event later than ninety (90) days after such acquisition, complete the execution and recordation of appropriate Collateral Documents in favor of the

Agent, for the ratable benefit of the Secured Parties, and the submission of Title Opinions in favor of the Agent reasonably acceptable to the Agent, covering all such acquired properties.

     Section 3.4 SHARING AMONG SECURED LIABILITIES. (a) The Agent and the Banks hereby agree that upon the foreclosure, sale, set-off or other realization against any of the Collateral which secures the Secured Liabilities (and not securing by its terms just the Indebtedness) (the "Shared Collateral"), the Secured Parties shall share in all of the proceeds of such Shared Collateral on a PARI PASSU basis, ratably according to the Secured Liabilities owing to each Secured Party as specified in the following sentence. Proceeds from realization against such Shared Collateral shall be applied by the Agent as follows:

     (i) To the Agent, with respect to fees and expenses accrued and outstanding (including without limitation reasonable attorneys' fees and expenses); and

     (ii) To the Secured Parties, ratably according to the Secured Liabilities owing to the Secured Parties.

The Banks by unanimous consent may determine from time to time whether any, and which portions, of the Collateral is to be Shared Collateral beyond the Collateral described in SECTION 3.1(a)(i) and (ii).

     (b) If any Secured Party has payment made to it of proceeds arising from the foreclosure, sale, set-off or other realization on any of the Shared Collateral pursuant to the remedies provided by the Collateral Documents in a greater proportion than that received by any other Secured Party (except for the Agent as specified in SUBSECTION (a) above), such Secured Party shall (and each Bank agrees to cause any of its Affiliates which are such a Secured Party to) take such action as is necessary such that all Secured Parties shall share in the benefits of such Shared Collateral ratably in proportion to the Secured Liabilities owing to each Secured Party. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. The foregoing sharing pertains solely to the realization against the Shared Collateral and the proceeds therefrom, and is not a general sharing arrangement regarding the Secured Hedge Providers and the Agent and the Banks for other purposes (including without limitation payments by the Borrower and Subsidiaries from the Borrower's and Subsidiaries' general funds, including funds derived from the Shared Collateral or the other Collateral). The Agent and the Banks shall have the right to receive, and the Borrower and Subsidiaries shall have the right and obligation to pay, all amounts owing as part of the Indebtedness to be paid by the Borrower and Subsidiaries to the Agent and the Banks as and when due. The Secured Hedge Providers shall have the right to receive, and the Borrower and Subsidiaries shall have the right and obligation to pay, all amounts owing as part of the Secured Hedge Obligations to be paid by the Borrower and Subsidiaries to the

Secured Hedge Providers as and when due. The foregoing sharing arrangement pertains only to the proceeds arising from the foreclosure, sale, set-off or other realization pursuant to the remedies provided by the applicable Collateral Documents by the Agent, the Banks and the Secured Hedge Providers on any of the Collateral which secures all the Secured Liabilities.

     (c) Should any payment or distribution from any such realization upon any Shared Collateral or proceeds thereof (except payments permitted by SUBSECTION
(b) above) be received by any Secured Party before either the Indebtedness has, or the Secured Hedge Obligations have, as the case may be, been paid and satisfied in full and terminated such that no further liabilities will be incurred thereunder, that Secured Party shall (and each Bank shall cause any of its Affiliates which is a Secured Party to) deliver the same to the Agent in precisely the form received (except for the endorsement, without recourse, or assignment of that Secured Party where necessary), for application on the Secured Liabilities ratably as provided in SUBSECTION (a) above, and, until so delivered, the same shall be held in trust by that Secured Party as property of the Agent.

     (d) The agreement by the Agent and the Banks to so share the Shared Collateral with the Secured Hedge Providers is expressly conditioned upon and limited by (i) the right of the Agent and the Banks, at any time and from time to time, to enter into such agreement or agreements with the Borrower and Subsidiaries as the Agent and the Banks may deem proper extending the time of payment or increasing or renewing or otherwise altering the terms of all or any of the Indebtedness without notice to the Secured Hedge Providers and without in any way impairing or affecting this Agreement, (ii) the right of the Agent to release any portion or portions of the Collateral (including the Shared Collateral) from to time as the Agent and the Banks may agree, and in connection therewith for the Agent to have the express power to release any Secured Hedged Provider's lien on the Shared Collateral under the Collateral Documents insofar as it secures the Secured Hedge Obligations, without notice to or such Secured Hedge Provider's consent, so long as such Collateral is simultaneously released insofar as it secures the Indebtedness; and (iii) the right of the Agent and the Banks holding the Indebtedness to control all decisions and determinations in enforcing the Collateral Documents so long as any portion of the Indebtedness remains outstanding, and decisions and determinations of the Required Banks in enforcing the Collateral Documents and in guiding the Agent in such matters shall be binding upon the Secured Hedge Providers, including without limitation when and whether to realize upon the Collateral (including the Shared Collateral), and when and whether to authorize the Agent at the pro rata expense of all the Secured Parties (to the extent not reimbursed by the Borrower) to retain attorneys to seek judgment on the Collateral Documents. This SECTION 3.4 is expressly limited by the requirements and definitions in this Agreement for the creation of a Secured Hedge Obligation, and notwithstanding any provision in any commodity, interest rate or currency rate protection agreement to the contrary, liabilities thereunder which do not meet the requirements and definitions in this Agreement for the creation of a Secured Hedge Obligations shall not be secured by the Collateral or otherwise entitled to the benefits of this SECTION 3.4.

     (e) This sharing of the Shared Collateral with respect to the Secured Liabilities shall remain in full force and effect not withstanding any filing of a petition for relief by or against the Borrower under the Federal Bankruptcy Code or similar laws from time to time in effect and shall apply with full force and effect with respect to all such Shared Collateral covered by the Collateral Documents acquired by the Borrower or any Grantor after the date of such petition and all Indebtedness and Secured Hedge Obligations incurred after the date of such petition. Such sharing shall apply with full force and effect with respect to all Shared Collateral covered by the Collateral Documents from time to time, including without limitation pursuant to supplements or amendments to the Collateral Documents after the date hereof, subject to the foregoing preserved right of the Agent and the Banks for partial releases. In the event of any liquidation, dissolution, receivership, insolvency or bankruptcy proceeding, any payment or distribution of any kind or character, either in cash or other property, which shall be payable or deliverable upon or with respect to any or all of the Shared Collateral shall be paid or delivered directly to the Agent for application as provided in SUBSECTION (a).

     (f) Neither the Agent nor any of its directors, officers, agents or employees shall be liable to any Secured Hedge Provider for any action taken or omitted to be taken by it under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (i) may treat a Secured Hedge Provider as the payee of its Secured Hedge Obligations until the Agent receives written notice of the assignment or transfer thereof, signed by such Secured Hedge Provider in a form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Secured Hedge Provider and shall not be responsible to any Secured Hedge Provider for any statements, warranties or representations made in or in connection with this Agreement or the Collateral Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the Collateral Documents, or to inspect any property (including the books and records) of the Borrower and Subsidiaries; (v) shall not be responsible to any Secured Hedge Provider for the due execution, legality, validity, enforce ability, genuineness, sufficiency or value of this Agreement or the Collateral Documents; and (vi) shall incur no liability under or in respect to this Agreement or the Collateral Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. The Agent shall not have a fiduciary relationship in respect of any Secured Hedge Provider by reason of this Agreement.

The Agent shall not have any implied duties to the Secured Hedge Providers, or any obligation to the Secured Hedge Providers to take any action under this Agreement or the Collateral Documents except any actions specifically provided by such documents to be taken by it. The Agent shall have the same rights and priviledges under this Agreement as any other Secured Hedge Provider and may exercise the same as though it were not the Agent; and the term "Secured Hedge Provider" shall, unless otherwise expressly indicated, include the Agent in its individual capacity when applicable. The granting of benefits under this Agreement and the Collateral Documents to the Secured Hedge Providers is expressly conditioned upon the benefits and protections provided to the Agent under Article 9 of this Agreement applying with each force and effect to the Secured Hedge Providers.

     Section 3.5 NEW GUARANTORS. After each formation, acquisition or other event which causes a Person to become a new domestic Subsidiary, the Borrower shall cause such new domestic Subsidiary promptly to execute a Guaranty Agreement securing the Secured Liabilities. However, Evergreen Supply & Distribution Company, Inc., shall not be required to be a Guarantor so long as such Subsidiary does not own assets beyond those involved in the matter described in SECTION 4.17(b).


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks (which representations and warranties will survive the extensions of credit under this Agreement) that:

     Section 4.1 EXISTENCE. (a) The Borrower is a corporation duly organized, legally existing and in good standing under the laws of its state of incorporation and is duly qualified as foreign corporation in all jurisdictions wherein the property it owns or the business it transacts make such qualification necessary and the failure to so qualify would have a material adverse effect on its financial condition, business or operations.

     (b) Each Guarantor, Grantor and other Subsidiary is duly organized and legally existing and (if applicable) in good standing under the laws of its state of organization and is duly qualified in all jurisdictions wherein the property it owns or the business it transacts make such qualification necessary and the failure to so qualify would have a material adverse affect on its financial condition, business or operations.

     Section 4.2 NAMES. (a) The Borrower has never done business under any name (including trade names) other than the name of the Borrower set forth above. The Borrower's federal employer identification number is 84-0834147 and location of its chief executive office is 1401 Seventeenth Street, Suite 1200, Denver, Colorado 80202.

     (b) Each Grantor has never done business under any name (including trade names) other than the name of such Grantor set forth above, except for Primero LLC's prior entity's name (before conversion) of Primero Gas Marketing Company (a joint venture), and that entity's prior name of Primero Gas Gathering Company (a joint venture). Primero Corp's federal employer identification number is 84-1279917. Primero LLC's federal employer identification number is 84-1553113. Long Canyon's federal employer identification number is 84-1553114. The location of each Grantor's chief executive office is 1401 Seventeenth Street, Suite 1200, Denver, Colorado 80202.

     Section 4.3 POWER AND AUTHORIZATION. The Borrower and each Grantor is duly authorized and empowered to execute, deliver and perform this Agreement, the Notes and the Collateral Documents executed by it. All corporate action (including all necessary shareholder action) on the part of the Borrower and each Grantor requisite for the due creation and execution of the Loan and this Agreement, the Notes and Collateral Documents have been duly and effectively taken.

     Section 4.4 REVIEW OF DOCUMENTS; BINDING OBLIGATIONS. The Borrower and each Grantor has reviewed this Agreement, the Notes and the Collateral Documents with counsel for the Borrower and has had the opportunity to discuss the provisions thereof with the Agent prior to execution. This Agreement, the Notes and the Collateral Documents constitute valid and binding obligations of the Borrower and the Grantors which are parties thereto, enforceable in accordance with their terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

     Section 4.5 NO LEGAL BAR OR RESULTANT LIEN; PREFERRED STOCK. (a) This Agreement, the Notes and the Collateral Documents do not and will not violate any provisions of the Borrower's articles of incorporation (including without limitation SECTION 4.3.6.3 thereof) or bylaws, will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Borrower is subject, and will not result in the creation or imposition of any Lien upon any property of the Borrower other than as contemplated by this Agreement.

     (b) The Collateral Documents to which each Grantor is a party do not and will not violate any provisions of such Grantor's organizational documents, will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which such Grantor is subject, and will not result in the creation or imposition of any Lien upon any property of such Grantor.

     (c) On the Closing Date, the Borrower has no issued and outstanding preferred stock.

     Section 4.6 NO CONSENT. The Borrower's and each Grantor's execution, delivery and performance of this Agreement, the Notes and the Collateral Documents (as applicable) do not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof, or any shareholder of the Borrower under any preferred stock or otherwise.

     Section 4.7 FINANCIAL CONDITION. All financial statements of the Borrower and any Affiliates delivered to Agent and the Banks fairly and accurately present the financial condition of the parties for whom such statements are submitted and the financial statements of the Borrower and any Affiliates have been prepared in accordance with GAAP consistently applied throughout the periods involved, and there are no contingent liabilities not disclosed thereby which would adversely affect the financial condition of Borrower or its Affiliates. Since the close of the period covered by the latest financial statement delivered to the Agent with respect to Borrower and any Affiliates, there has been no material adverse change in the assets, liabilities, or financial condition of Borrower or its Affiliates. No event has occurred (including, without limitation, any litigation or administrative proceedings) and no condition exists or, to the knowledge of Borrower, is threatened, which
(i) might render Borrower or any Grantor unable to perform its respective obligations under this Agreement, the Notes or the Collateral Documents, or (ii) would constitute a Default hereunder, or (iii) might adversely affect the financial condition of the Borrower or its Affiliates or the validity or priority of the Lien of the Collateral Documents. The Borrower and each Grantor is solvent and has the ability to pay its debts when and as due.

     Section 4.8 TAXES AND GOVERNMENTAL CHARGES. The Borrower and its Affiliates have filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon them or upon their respective property or income which are due and payable, including interest and penalties, or are contesting the same in good faith by appropriate proceedings and have provided adequate reserves for the payment thereof.

     Section 4.9 DEFAULTS. The Borrower and each Grantor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or such Grantor is a party or by which it is bound.

     Section 4.10 LIABILITIES AND LITIGATION. Except for liabilities incurred in the normal course of business, the Borrower and each Subsidiary does not have any material (individually or in the aggregate) liabilities, direct or contingent, except as disclosed in the most recent financial statements furnished to the Agent. Except as disclosed in the most recent financial statements furnished to the Agent, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower, threatened against or affecting the Borrower or its properties or any Subsidiary or its properties which involves the possibility of any judgment or liability not fully covered by insurance which may materially and adversely affect the business or the property of such Person, or its ability to carry on business as now conducted. (The Agent acknowledges that the Borrower has disclosed the pending litigation pertaining to the properties of Long Canyon and Borrower acquired from CIS Oil & Gas, Inc., which involve claims which create a cloud on the title of Long Canyon and Borrower.)

     Section 4.11 MARGIN STOCK. None of the Loan proceeds will be used for the purpose of, and the Borrower is not engaged in the business of extending credit for the purpose of, purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R.
Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U. The Borrower is not engaged principally, or as one of the Borrower's important activities, in the business of extending credit for the purpose of purchasing or carrying margin stocks. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause this Agreement to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

     Section 4.12 UTILITY OR INVESTMENT COMPANY. (a) The Borrower is not engaged in the generation, transmission, or distribution and sale of electric power; operation of a local distribution system for the sale of natural or other gas for domestic, commercial, industrial, or other use; ownership or operation of a pipeline for the transmission or sale of natural or other gas, crude oil or petroleum products; provision of telephone or telegraph service to others; production, transmission, or distribution and sale of steam or water; operation of a railroad; or provision of sewer service to others. The Borrower is not an "investment company" within the meaning of the Investment Company Act of l940, as amended.

     (b) None of Primero Corp, Primero LLC or Long Canyon is subject to regulation as a public utility and the Colorado Public Utilities Commission has not asserted jurisdiction over any Subsidiary as a public utility.

     Section 4.13 COMPLIANCE WITH THE LAW. The Borrower and each Subsidiary (i) is not in violation of any law, judgment, decree, order, ordinance, or governmental rule or regulation to which such Person or any of its property is subject; and (ii) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its property or the conduct of its business; in each case, which violation or failure could reasonably be anticipated to materially and adversely affect the business, prospects, profits, property or condition (financial or otherwise) of such Person.

     Section 4.14 ERISA. The Borrower is in compliance in all material respects with the applicable provisions of ERISA, and no "reportable event", as such term is defined in Section 4043 of ERISA, has occurred with respect to any Plan of the Borrower.

     Section 4.15 OTHER INFORMATION. All information, reports, papers and data given to the Agent and the Banks by the Borrower pursuant to this Agreement and in connection with the Borrower's application for the Loan and the Initial Bank's commitment letter are accurate and correct in all material respects, and together constitute a complete and accurate presentation of all facts material thereto. All financial projections given to the Agent and the Banks were prepared in good faith based on facts and circumstances existing at the time of preparation and were believed by the Borrower to be accurate in all material respects. No information, exhibit or report furnished by the Borrower to the Agent and the Banks in connection with the negotiation of this Agreement contains any material misstatement of fact or fails to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

     Section 4.16 COLLATERAL. (a) The Borrower and each Grantor has good and merchantable title to its respective Collateral, free of all Liens except those created in favor of the Agent, for the ratable benefit of the Banks, and those permitted by this Agreement in SECTION 6.2. The Collateral Documents constitute the legal, valid and perfected first Lien on the property interests covered thereby, free of all Liens except those permitted by this Agreement in SECTION 6.2.

     (b) After giving effect to the Contracts, the net revenue interests of the Borrower in the Collateral are not less than those set forth in the Collateral Documents.

     (c) None of the real property interests included in the Borrowing Base is located outside the State of Colorado. All of the real property interests included within the Borrowing Base are encumbered by the Collateral Documents.

     (d) None of the Borrower's Collateral consisting of tangible personal property is located outside the State of Colorado (except for goods in transit). However, the Agent and the Banks acknowledge that from time to time portions of EWS' Collateral consisting of tangible personal property may be located outside the State of Colorado (in other states, or outside the United States in Canada, the United Kingdom or otherwise), in the ordinary course of EWS' business.

     (e) On the Closing Date all of the natural gas produced by the Borrower from (and as) Collateral is sold by Borrower to Primero Corp at the wellhead.

     Section 4.17 ENVIRONMENTAL MATTERS. (a) No friable asbestos, or any substance containing asbestos deemed hazardous by federal or state regulations on the date of this Agreement, has been installed in any Collateral constituting real (immovable) property. Such property and the Borrower are not in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws pertaining to health or the environment (hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to such property and known to the Borrower. No hazardous substances or solid wastes have been disposed of or otherwise released on or to such property. The terms "hazardous substance" and "release" as used in this Agreement shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event that the laws of the State of COLORADO establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

     (b) Without limiting the generality of the foregoing, the Borrower and Evergreen Supply & Distribution Company, Inc. are not in default or violation under the Compliance Order of Consent received by the Borrower on January 10, 2000, from the

Colorado Department of Public Health and Environment pertaining to the discharge of produced water from the Borrower's coal bed methane operations.

     Section 4.18 GOVERNMENTAL REQUIREMENTS. Any Collateral constituting real (immovable) property is in compliance with all current governmental requirements affecting such property, including, without limitation, all current zoning and land use regulations, building codes and all restrictions and requirements imposed by applicable governmental authorities with respect to the construction of any improvements on such property and the contemplated use of such property.

     Section 4.19 CONTRACTS. The Contracts when considered as a whole do not materially affect the rights, benefits or security of the Agent and the Banks under the Collateral Documents.

     Section 4.20 SUBSIDIARIES. On the Closing Date, the Borrower (a) has no direct Subsidiaries other than:

     (i)   Evergreen Operating Corporation (a Colorado corporation),

     (ii)  Evergreen Resources (UK) Ltd.,

     (iii) EWS,

     (iv)  EnviroSeis, LLC (a Colorado limited liability company),

     (v) Evergreen Supply & Distribution Company, Inc. (a Colorado corporation),

     (vi)  Powerbridge, Inc. (a Colorado corporation),

     (vii)  Primero Corp,

     (viii) XYZ Minerals, Inc. (a Delaware corporation); and

     (b) has no indirect Subsidiaries other than Primero LLC and Long Canyon (both indirectly through Primero Corp) On the Closing Date, all of the foregoing direct and indirect Subsidiaries are 100% owned by Borrower (directly or indirectly, as stated). [The former Powerbridge, Inc., a Texas corporation, has been dissolved.]

     Section 4.21 CONTINUING ACCURACY. All of the representations and warranties contained in this Article or elsewhere in this Agreement shall be true through and until the date on which all obligations of the Borrower under this Agreement, the Notes and the Collateral Documents and any other documents executed in connection therewith are fully satisfied, and the Borrower shall promptly notify the Agent of any event which would render any of said representations and warranties untrue or misleading.

     Section 4.22 YEAR 2000 COMPLIANT. All material systems used in the conduct of the Borrower's business have appropriate capabilities and compatibility to handle calendar dates falling on and after January 1, 2000, and all information pertaining to such calendar dates.


                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

     Unless the Agent's and the Required Banks' (or, if required by SECTION 10.4 hereof, all the Bank's) prior written consent to the contrary is obtained, the Borrower will, and will cause each Subsidiary to, at all times comply with the covenants contained in this Article 5, from the date hereof and for so long as any part of the Indebtedness is outstanding.

     Section 5.1 PERFORMANCE OF OBLIGATIONS. The Borrower will repay the Indebtedness according to the reading, tenor and effect of the Notes and this Agreement. The Borrower will, and will cause each Grantor to, do and perform every act required of it by this Agreement, the Notes or in the Collateral Documents at the time or times and in the manner specified.

     Section 5.2 FINANCIAL STATEMENTS AND REPORTS. The Borrower will furnish to the Agent from time to time (and the Agent shall furnish promptly to each Bank from time to time copies of all such documents received by Agent from Borrower, except that documents under paragraph (e) or (i) below shall be forwarded by Agent only upon request by a Bank):

     (a) ANNUAL REPORTS - as soon as available and in any event within one hundred ten (110) days after the close of each fiscal year of the Borrower, the audited consolidated balance sheet as of the end of such year, the audited consolidated statement of income for such year, the audited consolidated statement of reconciliation of capital accounts for such year, and the audited consolidated statement of cash flow for such year, each for the Borrower and its Subsidiaries (including Form 10-K), setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, accompanied by the unqualified opinions of an independent certified public accountant acceptable to the Agent.

     (b) QUARTERLY REPORTS - as soon as available and in any event within 60 days after the end of each fiscal quarter in each fiscal year of the Borrower, the unaudited balance sheet as of the end of such fiscal quarter, the unaudited statement of income for the period from the beginning of the fiscal year to the close of such fiscal quarter, and the unaudited statement of cash flow for such fiscal quarter and for the period from the beginning of the fiscal year to the close of such fiscal quarter, each for the Borrower and its Subsidiaries (including Form 10-Q), setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year. Such quarterly reports shall be accompanied by the certificates of compliance required by SECTION 5.3.

     (c) ENGINEERING REPORT - as soon as available and in any event by January 31 of each year, an annual independent third party engineering reserves and economic evaluation report covering the Borrower's oil or gas properties, with an effective date of November 1 of the prior year, in form and substance acceptable to the Agent prepared by an independent firm acceptable to the Agent. Without limiting the foregoing sentence, such report shall include a discussion of assumptions as to engineering, pricing and expenses, and an economic evaluation together with the reserve value of each well of each property in which the Borrower owns an interest, and further categorized as Collateral or non-Collateral, and as Proved Developed Producing Reserves, Proved Developed Non-Producing Reserves, or Proved Undeveloped Reserves. (The Borrower acknowledges that the Agent reserves the right to determine the Borrowing Base based on Agent's own evaluations of rates, volumes, prices, assumptions and other factors regardless of this outside engineering data or then market prices.)

     (d) MONTHLY REPORTS - within 60 days after the end of each month, a monthly production tracking report pertaining to the Borrowing Base properties on a well by well basis in form acceptable to the Agent's Oil and Gas Appraisal Department, including production volumes and revenue and expense statements.

     (e) TITLE INFORMATION - promptly upon the Agent's or any Bank's request, detailed information concerning any and all requirements or exceptions set forth in any title opinions concerning any of the Collateral.

     (f) AUDIT REPORTS - promptly upon receipt thereof, one copy of each other report or management letter submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary.

     (g) ENVIRONMENTAL - (I) promptly upon receipt thereof, complete documentation pertaining to any fines levied during the prior year against the Borrower or any Subsidiary, or to the extent known and available to the Borrower against any other operator of any Collateral, for non-compliance with all applicable federal, state and local environmental laws and regulations; and (II) promptly upon learning thereof, notice of Borrower's acquisition of actual knowledge of the presence of any hazardous materials or solid wastes (as defined elsewhere in this Agreement) on or under any Collateral.

     (h) NOTICES - when required by the terms thereof, the notices required under SECTION 5.11.

     (i) OTHER INFORMATION - promptly upon the request of the Agent or any Bank, all regular budgets, well logs, core data, formation test data, well completion data, and such other financial, technical or other information regarding the business and affairs and financial condition of the Borrower and its Subsidiaries as the Agent or such Bank may reasonably request.

     (j) HEDGE OBLIGATIONS - promptly after entering into such contract if requested by the Agent but in any event on a quarterly basis, written notice of the fact that the Borrower or a Subsidiary has entered into a Hedge Obligation, and in any event on a quarterly basis a list of all Hedge Obligations of the Borrower and its Subsidiaries describing the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such contract.

All balance sheets and other financial reports referred to above shall be in such detail as the Agent or the Required Banks may reasonably request and shall conform to the standards described in SECTION 1.3.

     Section 5.3 CERTIFICATES OF COMPLIANCE. Concurrently with the furnishing of the annual and quarterly financial information described above, the Borrower will furnish to the

Agent, for distribution to the Banks, a certificate signed by the principal financial officer of the Borrower stating that the Borrower is in full compliance with all provisions of this Agreement and further stating that no Default occurred during such quarter (or if it did but no longer exists, the nature and duration thereof) and no Default then exists, or if a Default exists, the nature, period of existence and status thereof, and specifically demonstrating calculations showing the Borrower's compliance with the financial covenants in SECTIONS 5.15, 5.16, 5.17 AND 5.18.

     Section 5.4 TAXES AND OTHER LIENS. The Borrower and its Subsidiaries will file all tax returns and reports required to be filed and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon them or upon their respective income or upon any of their respective property (including production, severance, excise and other taxes assessed against or measured by the production of, or the value or proceeds of production of, the Collateral) as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of their respective property; PROVIDED, however, the Borrower or its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if the contesting party shall have set up reserves therefor adequate under GAAP (provided that such reserves may be set up under GAAP) and so long as the payment of same is not a condition to be met in order to maintain an oil, gas or mineral lease in force.

     Section 5.5 MAINTENANCE AND COMPLIANCE. The Borrower will maintain its corporate existence and rights and its current business operations, and cause each Subsidiary to maintain its corporate existence and rights (except with changes occurring after the Required Bank's prior written consent); observe and comply, and cause each Subsidiary to observe and comply, (to the extent necessary so that any failure will not materially and adversely affect the business of such Person) with all valid existing and future laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, certificates, franchises, permits, licenses, authorizations, directions and requirements (including without limitation applicable statutes, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations) of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, domestic or foreign; and maintain and cause each Subsidiary to maintain its properties (and any property leased by or consigned to it or held under title retention or conditional sales contracts) in generally good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to its properties to the extent necessaryso that any failure will not materially and adversely affect the business of such Person.

     Section 5.6 FURTHER ASSURANCES. The Borrower at its expense will (and will cause each Grantor to) promptly (and in no event later than 30 days after written notice from the Agent is received) cure any defects, errors or omissions in the creation, execution, delivery or contents of this Agreement, the Notes or the Collateral Documents, and execute and deliver to the Agent and the Banks upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower in this Agreement, the Notes or in the Collateral Documents or to further evidence and more fully describe the Collateral (including without limitation any renewals, additions, substitutions, replacements or accessions to the Collateral), or to correct any omissions in the Collateral Documents, or more fully state the security obligations set out herein or in any of the Collateral Documents, or to perfect, protect or preserve any Liens and the priority thereof created pursuant to any of the Collateral Documents, or to make any recordings, to file any notices, or obtain any consents as may be necessary or appropriate in connection with the transactions contemplated by this Agreement.

     Section 5.7 REIMBURSEMENT OF EXPENSES. The Borrower will pay all reasonable legal fees and expenses incurred by the Agent and the Banks in connection with the preparation of this Agreement, the Notes and the Collateral Documents. The Borrower will, upon request promptly reimburse the Agent and the Banks for all amounts expended, advanced or incurred by the Agent and the Banks to satisfy any obligation of the Borrower under this Agreement, or to protect the property or business of the Borrower or to collect the Indebtedness, or to enforce the rights of the Agent and the Banks under this Agreement, the Notes and the Collateral Documents, which amounts will include all court costs, attorneys' fees and expenses, fees and expenses of engineers, auditors and accountants, and investigation expenses reasonably incurred by the Agent and the Banks in connection with any such matters, together with interest at the Default Rate on each such amount from the date that the same is expended, advanced or incurred by the Agent or such Bank until the date of reimbursement to the Agent or such Bank. The Borrower also agrees to pay, and to hold the Agent and the Banks harmless from any failure or delay in paying, all recording taxes, documentary stamp taxes or other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the Collateral Documents, or any modification thereof.

     Section 5.8 INSURANCE. The Borrower will maintain with financially sound and reputable insurers, insurance with respect to the properties and businesses of the Borrower and its Subsidiaries against such liabilities, casualties, risks and contingencies and in such types and amounts as are reasonably satisfactory to the Agent and customary in accordance with standard industry practice (for companies of similar size engaged in similar businesses and owning similar properties in the same general areas as the Borrower) or as more specifically provided in the Collateral Documents. Upon request of the Agent or any Bank, the Borrower will furnish or cause to be furnished to the Agent and the Banks from time to time a summary of the insurance coverage of the Borrower and its Subsidiaries in form and substance satisfactory to the Agent and if requested will furnish the Agent original certificates of insurance and/or copies of the applicable policies.

     Section 5.9 ACCOUNTS AND RECORDS. The Borrower will, and will cause each Subsidiary to, keep books of record and accounts in which true and correct entries will be made as to all material matters of all dealings or transactions in relation to its business and activities, in accordance with GAAP, consistently applied except for changes in accounting principles or practices with which the independent public accountants for Borrower concur.

     Section 5.10 RIGHT OF INSPECTION. The Borrower will permit any officer, employee or agent of the Agent or any Bank to visit, inspect and test any of the property of the Borrower and its Affiliates (including without limitation environmental site assessments), examine the books of record and accounts of the Borrower and its Affiliates, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower and its Affiliates with the Borrower's officers, accountants and auditors, and the Borrower will furnish information concerning the Collateral, including schedules of all internal and third party information identifying the Collateral (such as, for example, lease and well names and numbers assigned by the Borrower or the operator of any mineral properties, division orders and payment names and numbers assigned by purchasers of the hydrocarbons, and internal identification names and numbers used by the Borrower in accounting for revenues, costs and joint interest transactions attributable to the mineral properties), all on reasonable notice, at such reasonable times without hindrance or delay and as often as the Agent or any Bank may reasonably desire. The Borrower will furnish to the Agent or any Bank promptly upon request and in the form and content specified by the Agent or such Bank lists of purchasers of hydrocarbons and other account debtors, schedules of equipment and other data concerning the Collateral as the Agent may from time to time specify.

     Section 5.11 NOTICE OF CERTAIN EVENTS. (a) The Borrower shall notify the Agent as soon as possible and in any event within five (5) days after any officer of the Borrower learns of the occurrence of any event which constitutes a Default, together with a detailed statement by the chief financial officer of the Borrower describing each such Default and the steps being or proposed to be taken to cure the effect of such Default.

     (b) The Borrower shall promptly notify the Agent of any change in location of the Borrower's or any Grantor's principal place of business or the office where it keeps its records concerning accounts and contract rights, or a change in its name, federal taxpayer identification number or organizational status, or a change in the nature of the Borrower's or any Subsidiary's business.

     (c) The Borrower shall promptly notify the Agent of the arising of any litigation or dispute threatened against or affecting the Borrower or any Grantor which, if adversely determined, would have a material adverse effect upon the financial condition or business of the Borrower or such Grantor. In the event of such litigation, the Borrower will cause such proceedings to be vigorously contested in good faith and, in the event of any adverse ruling or decision, the Borrower shall (or shall cause such Grantor to) prosecute all allowable appeals. The Agent may (but shall not be obligated to), without prior notice to Borrower, commence, appear in, or defend any action or proceeding purporting to affect the Loan, or the respective rights and obligations of the Agent and the Banks and Borrower or a Grantor pursuant to this Agreement or the Collateral Documents. The Agent may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or actions, which Borrower agrees to repay to Agent upon demand.

     (d) The Borrower shall promptly notify the Agent of the occurrence of any material adverse change in the value of any oil or gas property included in the Borrowing Base.

     (e) The Borrower shall promptly notify the Agent upon the formation of each contract by Borrower or any Subsidiary to purchase or otherwise acquire or invest in any Person or the assets of any Person permitted by SECTION 6.5(b), and shall provide to Agent and the Banks such information and details pertaining thereto as the Agent or any Bank may reasonably request.

     (f) The Borrower shall promptly notify the Agent of each creation, acquisition, disposition, dissolution, merger or other change in the status of or addition or removal of any Subsidiary.

     (g) The Borrower shall promptly notify the Agent upon each agreement by Borrower to sell any natural gas production at the wellhead to any Person other than Primero Corp.

     Section 5.12 ERISA INFORMATION AND COMPLIANCE. The Borrower will promptly furnish to the Agent (i) promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual and other report with respect to each Plan or any trust created by the Borrower or any Subsidiary, and (ii) immediately upon becoming aware of the occurrence of any "reportable event," as such term is defined in Section 4043 of ERISA, or of any "prohibited transaction," as such term is defined in Section 4975 of the Code, in connection with any Plan or any trust created by the Borrower or any Subsidiary, a written notice signed by the president or the principal financial officer of the Borrower specifying the nature thereof, what action the Borrower is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto. The Borrower will comply with all of the applicable funding and other requirements of ERISA as such requirements relate to the Plans of the Borrower or any Subsidiary.

     Section 5.13 INDEMNIFICATION. (a) The Borrower will indemnify the Agent and the Banks and other Indemnified Parties and hold the Agent and the Banks and other Indemnified Parties harmless from claims of brokers with whom the Borrower has contracted in the execution hereof or the consummation of the transactions contemplated hereby. The Agent and each Bank, severally, will indemnify the Borrower and its respective directors, officers and employees from claims of brokers with whom the Agent or such Bank, respectively, has contracted in connection with the transactions contemplated hereby.

     (b) The Borrower will indemnify the Agent and each Bank and its respective shareholders, directors, officers, agents, subsidiaries and Affiliates (collectively the "Indemnified Parties", and each an "Indemnified Party") and hold the Agent and the Banks and the other Indemnified Parties harmless from any and all liabilities, obligations, losses, damages, settlement payments, penalties, claims, actions, suits, costs and expenses (including, without limitation costs of suit, reasonable attorneys' fees and expenses and fees and expenses of expert witnesses) of whatever kind or nature which may be imposed on, suffered or incurred by or asserted at any time against such Indemnified Party in any way relating to, or arising in connection with, the use or occupancy of any of the Collateral or any breach of any representation, warranty or covenant under the terms of this Agreement or the Collateral Documents; provided that the Borrower shall have no obligation under this indemnity provision for liabilities arising from the gross negligence or willful misconduct of the Indemnified Party. In all such litigation, or the preparation therefor, the Agent and the Banks and the other Indemnified Parties shall be entitled to select their own counsel.

     Section 5.14 ENVIRONMENTAL INDEMNITY. The Borrower shall defend, indemnify and hold Agent and each Bank and its respective Indemnified Parties harmless from and against all claims, demands, causes of action, liabilities, losses, settlement payments, remedial costs, and expenses (including, without limitation, costs of suit, reasonable attorneys' fees and expense and fees and expenses of expert witnesses) arising from or in connection with (i) the presence on or under all Collateral constituting immovable (real) property of any hazardous substances or solid wastes (as defined elsewhere in this Agreement), or any releases or discharges of any hazardous substances or solid wastes on, under or from such property, or (ii) any activity carried on or undertaken on or off such property, whether prior to or during the term of this Agreement, and whether by Borrower or any Subsidiary or any predecessor in title or any officers, employees, agents, contractors or subcontractors of Borrower or any

Subsidiary or any predecessor in title, or any third persons at any time occupying or present on such property, in connection with the handling, use, generation, manufacture, treatment, removal, storage, decontamination, clean-up, transport or disposal of any hazardous substances or solid wastes at any time located or present on or under such property. The foregoing indemnity shall further apply to any residual contamination on or under such property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such hazardous substances or solid wastes, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. Without prejudice to the survival of any other agreements of the Borrower hereunder, the provisions of this Section shall survive the final payment of all Indebtedness and the termination of this Agreement and shall continue thereafter in full force and effect.

     Section 5.15 MINIMUM NET WORTH. The Borrower shall maintain at all times a Consolidated Net Worth in compliance with the following amounts: during 2000 the Borrower's Consolidated Net Worth shall not be less than one hundred forty one million two hundred sixty six thousand ($141,266,000.00) dollars. This minimum net worth requirement shall be re-set by the Agent annually after the end of each calendar year as to the amount to be met during the new calendar year, with the amount to be met during the new calendar year being increased (but not reduced) from the amount for the prior calendar year by the sum of (x) fifty percent (50%) of the Borrower's and its Subsidiaries' prior calendar year's net income on a consolidated basis PLUS (y) one hundred (100%) percent of the net proceeds from stock or other equity offerings of any nature by the Borrower or any Subsidiary.

     Section 5.16 CURRENT RATIO. The Borrower and its Subsidiaries shall maintain, on a quarterly basis as of the last day of each fiscal quarter, a current ratio of Consolidated Current Assets to Current Consolidated Liabilities of not less than 1.25 to 1.00.

     Section 5.17 MINIMUM INTEREST COVERAGE. The Borrower shall maintain, on a quarterly basis as of the last day of each fiscal quarter, a ratio (on a rolling four fiscal quarter basis) of EBITDA to Interest Expense during the four preceding fiscal quarters of not less than 2.50 to 1.00. "EBITDA" shall mean, for each period of two to four preceding fiscal quarters (as applicable in SECTION 5.17 or SECTION 5.18), the sum of the Borrower's and its Subsidiaries' on a consolidated basis (i) net income for that period, PLUS (ii) any extraordinary loss and other expenses not considered to be operating in nature reflected in such net income, MINUS (iii) any extraordinary gain, interest income and other income not considered operating in nature reflected in such net income, PLUS (iv) depreciation, depletion, amortization and all other non-cash expenses for that period, PLUS (v) Interest Expense for that period, PLUS (vi) the aggregate amount of federal and state taxes on or measured by income for that period (whether or not payable during that period). "INTEREST EXPENSE" shall mean, for each period of two to four preceding fiscal quarters (as applicable in SECTION 5.17 or SECTION 5.18), the sum of (x) all interest, fees, charges and related expenses payable (without duplication) for that period to a lender in connection with borrowed money or the deferred purchase price of assets that are considered "interest expense" under GAAP, PLUS (y) the portion of rent paid or payable (without duplication) for that period under capital lease obligations that should be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13.

     Section 5.18 MAXIMUM FUNDED DEBT TO EBITDA. The Borrower shall maintain, on a quarterly basis as of the last day of each fiscal quarter, a ratio of funded debt to EBITDA, on the basis set forth below, of not more than the then applicable "Changing Ratio". "CHANGING RATIO" shall mean the following ratio, applied as of the last day of each fiscal quarter in each year by reference to the following schedule:

     Year                Changing Ratio
     ----                --------------
     2000                  5.00 to 1.00
     2001                  4.50 to 1.00
     2002                  3.75 to 1.00
     2003                  3.50 to 1.00

For purposes of this Section, "DEBT" shall mean all debt for borrowed money and capitalized leases (whether short or long term) (and for this purpose debt does not mean "Debt" as otherwise defined in this Agreement). Compliance with this
SECTION 5.18 covenant shall initiate upon receipt of the compliance certificate under SECTION 5.3 for the Borrower's second fiscal quarter in 2000. For the second, third and fourth fiscal quarters of 2000 and the first fiscal quarter of 2001, EBITDA (including its Interest Expense Component) shall be computed on the basis set forth below. For all fiscal quarters commencing with the second fiscal quarter of 2001, EBITDA and this covenant shall be calculated on a rolling four fiscal quarter basis. For each of the second, third and fourth fiscal quarters of 2000, EBITDA shall be calculated by annualizing the most recent two fiscal quarters, being such fiscal quarter and the applicable preceding fiscal quarter:

For the second quarter of 2000, (Q1+Q2) x 2.
For the third quarter of 2000, (Q2+Q3) x 2.
For the fourth quarter of 2000, (Q3+Q4) x 2.

For the first quarter of 2001, EBIDTA shall be computed by annualizing the third and fourth fiscal quarters of 2000 and the first fiscal quarter of 2001: [(Q3 + Q4 + Q1) o3] x 4.

     Section 5.19 OPERATING ACCOUNT. The Borrower shall cause its Subsidiary, Evergreen Operating Corporation, to maintain an operating account with the Agent (and may maintain operating accounts with one or more of the other Banks). Evergreen Operating Corporation may continue to maintain an operating account with its primary bank (Norwest Bank in Denver, Colorado).

     Section 5.20. YEAR 2000. Upon reasonable request, the Borrower agrees to provide to the Lender documentation satisfactory to Lender to establish that its systems and software are year 2000 compliant.


                                    ARTICLE 6

                               NEGATIVE COVENANTS

     Unless the Agent's and the Required Banks' (or, if required by SECTION 10.4 hereof, all the Banks') prior written consent to the contrary is obtained, the Borrower will, and will cause each Subsidiary to, at all times comply with the covenants contained in this Article 6, from the date hereof and for so long as any part of the Indebtedness is outstanding.

     Section 6.1 DEBTS, GUARANTIES AND OTHER OBLIGATIONS. The Borrower will not incur, create, assume or in any manner become or be liable in respect of any Debt direct or contingent, except for:

     (a) The Indebtedness to the Agent and Banks under this Agreement, the Notes and the Collateral Documents.

     (b) Customary trade payables or operating leases, and endorsements of negotiable instruments for deposit or collection, all from time to time incurred in the ordinary course of business.

     (c) Debt under operating agreements, unitization and pooling agreements and orders, farmout agreements and gas balancing agreements, in each case that are customary in the oil, gas and mineral production business and that are entered into in the ordinary course of business.

     (d) Taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor.

     (e) Debts for deposits held in escrow which are not commingled with Borrower's own funds.

     (f) Debts for deposits and advances received from other Persons in the ordinary course of business not to exceed $2,500,000.00 in the aggregate at any one time.

     (g)  Hedge Obligations of the Borrower.

     (h) Debts for other business activities of Borrower (not included within the above Subsections) not to exceed $5,000,000.00 in the aggregate at any one time.

     Section 6.2 LIENS. The Borrower will not, and will not allow or suffer any Grantor to, create, incur, assume or permit to exist any Lien on any of its property now owned or hereafter acquired, except for:

     (a) Liens for taxes, assessments, or other governmental charges not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor.

     (b) Liens of landlords, vendors, carriers, warehousemen, mechanics, laborers and materialmen arising by law in the ordinary course of business for sums either not past due more than 30 days or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor.

     (c) Inchoate liens arising under ERISA to secure the contingent liability of the Borrower permitted by this Agreement.

     (d) The pledge of the Collateral and any other Liens in favor of the Agent, to secure, on a PARI PASSU basis, (i) the Indebtedness of the Borrower to the Agent and the Banks, and (ii) (in all or some cases as determined by all the Banks) the Secured Hedge Obligations permitted by this Agreement (including the definitions hereof).

     (e) Minor imperfections of title or Liens that do not materially impair the development, operation or value of property in its intended use or the title thereto and which are of a nature generally existing with respect to properties of a similar character as the Collateral.

     (f) Royalties, overriding royalties, net profits interests, production payments, reversionary interests, calls on production, preferential purchase rights and other burdens on or deductions from the proceeds of production, that do not secure Debt for borrowed money and that are taken into account in computing the net revenue interests and working interests of the Borrower warranted in the Collateral Documents.

     (g) Operating agreements, unitization and pooling agreements and orders, farmout agreements, gas balancing agreements and other agreements, in each case that would be deemed customary by a reasonably prudent operator under circumstances prevailing in the oil, gas and mineral production business in the general area of such portion of such property, and that are entered into in the ordinary course of business in good faith, and that Borrower determines in good faith to be necessary for or advantageous to the economic development or operation of such property.

     (h) Liens consented to in the Collateral Documents or as otherwise approved in writing by the Required Banks.

     (i) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of bids, tenders, statutory obligations, surety and appeal bonds, contracts (other than for payment of debt), or operating leases, in each case made in the ordinary course of business.

     (j) Liens resulting from good faith deposits or the provision of other security for Permitted Commodity Hedges, to the extent permitted by clause (3) of the definition thereof.

The inclusion of this SECTION 6.2 shall not constitute in any way an acknowledgment by the Agent and the Banks of the validity, legality, enforceability or binding effect on the Agent and the Banks of such Liens, the sole purpose of this provision being to provide that the existence of any such permitted Liens shall not in and of itself constitute an Event of Default under this Agreement.

     Section 6.3 INVESTMENTS, LOANS AND ADVANCES. The Borrower will not (directly or indirectly through any Subsidiary), and will not allow or suffer any Subsidiary to, make or permit to remain outstanding any loans or advances or extension of credit to, or purchases or other acquisitions of the capital stock or obligations of, or other investments in, any Person, except for:

     (a) Investments in readily marketable direct obligations of or guaranteed by the United States of America or any agency thereof.

     (b) Investments in certificates of time deposit of maturities less than one year issued by the Agent or any Bank or by commercial banks of recognized standing organized under the laws of and operating in the United States of America or one of the States of the United States and having a combined paid-in capital and paid-in surplus of not less than $45,000,000.00 in the case of each such bank.

     (c)  Routine advances to employees made in the ordinary course of business.

     (d) Advances pursuant to operating agreements, unitization and pooling agreements and orders, farmout agreements and gas balancing agreements, in each case that are customary in the oil, gas and mineral production business and that are entered into in the ordinary course of business.

     (e) Acquisitions of the capital stock of the Borrower up to, in any one year period, the lesser of (A) ten (10%) percent of outstanding shares or (B) twenty million $20,000,000.00) dollars.

     (f)  Acquisitions expressly permitted by SECTION 6.5(b).

     (g) Investments in the equity securities of any Person as specifically set forth in SECTION 4.20.

     (h) Investment in and acquisition of (x) common stock of Delta Petroleum Corporation, and (y) equity interests (through Evergreen Resources
          (UK), Ltd.) in Argos Evergreen Ltd., in each case solely for the purposes permitted by SECTION 6.5(b).

     (i) Loans and advances made by the Borrower to any Subsidiary which is not a Guarantor (such as Evergreen Resources (UK) Ltd.), not to exceed in the aggregate for all such non-guarantor Subsidiaries at any one time outstanding an amount equal to twenty five (25%) percent of the Consolidated Net Worth.

     (j)  Hedge Obligations.

     Section 6.4 NATURE OF BUSINESS. The Borrower will not permit any material change to be made in the character of its business (directly or as carried on through Subsidiaries) or any Subsidiary's business as carried on at the date hereof.

     Section 6.5 MERGERS, CONSOLIDATIONS AND ACQUISITIONS. (a) The Borrower will not (directly or indirectly through any Subsidiary), and will not suffer a Subsidiary to, merge with or consolidate with any Person (whether or not such merger or consolidation requires any capital expenditures on the part of the Borrower), or acquire by lease, purchase or otherwise all or substantially all of the assets of any Person.

     (b) However, nothing contained in this SECTION 6.5 or in SECTION 6.3 shall prohibit the Borrower (directly or indirectly through any Subsidiary) from acquiring oil, gas and other mineral properties, or from acquiring any Person owning or operating oil, gas and other mineral properties (including by merger so long as the Borrower is the surviving entity) or from investing in such a Person through the acquisition of a portion of the capital stock or other ownership interests of such a Person, in any such case in the ordinary course of business. All investments by Borrower (and its Subsidiaries) in any stock or other equity interests in any other Person shall be only in Persons which are solely in the business of owning or operating oil, gas and other mineral properties (or ancillary lines of business directly related thereto). Moreover, in the case of any investment in any Person which does not result in such Person immediately becoming both a Subsidiary and a Guarantor, each such investment shall be strictly for the purpose of and as an alternative method of investing in mineral properties (in lieu of acquiring an option, working interest or other direct property interest in a mineral property right, intended for such purpose but structured solely for legitimate business reasons in the form of an equity investment), and not for speculation or general investment in other companies.

     Section 6.6 ERISA COMPLIANCE. The Borrower will not at any time permit any Plan maintained by it to engage in any "prohibited transaction" as such term is defined in Section 4975 of the Code; incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or terminate any such Plan in a manner which could result in the imposition of a Lien on the property of the Borrower pursuant to Section 4068 of ERISA.

     Section 6.7 CHANGES. The Borrower will not, and will not allow or suffer any Grantor to, without 30 days prior notice to the Agent change the location of any of its Collateral or of its chief executive office or change its name or taxpayer identification number.

     Section 6.8 SALES. The Borrower or any Subsidiary will not sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its property (whether now owned or hereafter acquired) to any Person. The Borrower or any Subsidiary will not sell, assign, lease or otherwise dispose (including by any sale-leaseback transaction) of any of its property, business or assets (including without limitation accounts receivable and leasehold interests) whether now owned or hereafter acquired, except for (i) obsolete or worn out property disposed of in the ordinary course of business, provided that, if such property is to be replaced, the net cash proceeds of each such transaction are applied to obtain a replacement item or items within 120 days of the disposition thereof, (ii) oil, gas and other hydrocarbons sold in the ordinary course of business and in compliance with the terms of the Collateral Documents and this Agreement, (iii) assets (but not including Collateral) in any one year with an aggregate fair market value of less than five (5%) percent of the Consolidated Net Worth (not counting property covered by clauses (i) or (ii) above), (iv) Borrower's investment in the Chile concession or the investment described in Section 6.3(h), or (v) leasing of equipment by EWS from time to time in the ordinary course of business.

     Section 6.9 AGREEMENTS. The Borrower or any Grantor will not enter into or be a party to any contract or agreement for the purchase of materials, supplies or other property or services if such contract or agreement shall require that the Borrower or such Grantor make payment for such materials, supplies or other property irrespective of whether delivery thereof is made or whether such services are rendered.

     Section 6.10 MANAGEMENT. The Borrower will not permit a change in the key management of the Borrower to occur (for purposes of this Section key management shall mean Mark Sexton as President).

     Section 6.11 RESTRICTED PAYMENTS. The Borrower will not declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, except that (i) the Borrower may declare and pay dividends with respect to its equity securities payable solely in additional sales of its equity securities, (ii) the Borrower may make, and agree to make, acquisitions of its capital stock as permitted by SECTION 6.3(e); and (iii) the Borrower may declare and pay dividends during any year in an amount not to exceed fifty (50%) percent of the Borrower's net income for the prior fiscal year. However, in no event shall the Borrower declare or make, or agree to pay for or make, directly or indirectly, any Restrictive Payment if at the time thereof, or immediately after giving effect thereto, any Default or Event of Default shall have occurred and be continuing.

     Section 6.12 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Grantor to, sell, transfer, lease or otherwise dispose of (including pursuant to a merger) any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Grantor, as the case may be, as could be obtained on an arms-length basis from unrelated third persons, provided that this Section shall not apply to any transaction that is permitted under SECTION 6.3(i).

     Section 6.13 RESTRICTIVE AGREEMENTS. The Borrower will not directly or indirectly enter into, incur or permit to exist, or permit any Subsidiary so to do, any agreement or other arrangement that (i) prohibits, restricts or imposes any condition upon the ability of such Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (ii) prohibits, restricts or imposes any condition upon the ability of such Subsidiary to pay dividends or other distributions with respect to any shares of its equity securities (or other ownership interests) or to repay to the Borrower any loans or advances, provided that (x) the foregoing shall not apply to restrictions and conditions imposed by corporate law or by this Agreement, and (y) clause (i) of this Section shall not apply to customary provisions in leases restricting the assignment thereof.


                                    ARTICLE 7

                              CONDITIONS OF LENDING

     Section 7.1 CONDITIONS OF LENDING. The obligation of the Banks to make the Loan is subject to the accuracy of each and every representation and warranty of the Borrower contained in this Agreement, to the absence of a Default or an Event of Default, and to the receipt of the following by the Agent (and the receipt by each Bank of a counterpart of this Agreement and its respective
Note):

     (a) AGREEMENT. A duly executed counterpart of this Agreement signed by all the parties hereto.

     (b)  NOTES. The duly executed Notes signed by the Borrower.

     (c) GOOD STANDING. Certificates of good standing of the Borrower and the Grantors issued by the Secretary of State of Colorado.

     (d) CORPORATE CERTIFICATES. A certificate of each of the secretary of the Borrower and each Guarantor or

          Grantor (i) setting forth resolutions of its board of directors or member in form and substance satisfactory to the Agent and Agent's counsel with respect to the unanimous authorization of this Agreement, the Notes and the Collateral Documents to which it is a party, (ii) attaching its articles of incorporation and bylaws or other organizational documents, (iii) stating its Federal tax identification number, and (iv) setting forth the officers authorized to sign such instruments.

     (e)  FEES. Origination fee required by SECTION 2.5(b).

     (f) OPINION. Favorable legal opinion of counsel for the Borrower and the Grantors in form, scope and substance satisfactory to the Agent and Agent's counsel.

     (g) UPDATED COLLATERAL DOCUMENTS. Duly executed Second Amended and Restated Mortgage, Deed of Trust, Assignment and Security Agreement and Financing Statement by the Borrower, Guaranty Agreement by the Guarantors, mortgages and security agreements by the Grantors, and the related UCC-1 Financing Statements by the Borrower and the Grantors, and any other reasonably appropriate Collateral Documents, all in form and substance and in such number of counterparts and filed with such government offices and agencies as may be required by the Agent.

     (h) LIEN SEARCHES. Lien searches satisfactory to the Agent (UCC certificates from the Colorado Secretary of State and Las Animas County).

     (i) TITLE OPINIONS. Supplemental Title Opinions with respect to the Borrower's Collateral, in form, scope and substance satisfactory to the Agent's counsel, which indicate the Borrower has good and marketable title to the interests in the Collateral in amounts not less than those specified in the Collateral Documents, subject to no Liens other than the Collateral Documents and those accepted by the Required Banks in writing (it is expressly acknowledged by the Borrower that the waiver by the Borrower of any title requirements contained in such title opinions (on the basis of the Borrower's business judgment) and agreement by the Banks to fund Advances shall not constitute a waiver by the Agent and the Banks of any of the representations or warranties of the Borrower contained herein).

     (j) INSURANCE. Satisfactory evidence of all insurance coverages relating to the Collateral and the Borrower.

     (k) ENVIRONMENTAL. Complete documentation pertaining to any previous fines relating to the Collateral levied against the Borrower or any operator of any Collateral for non-compliance with applicable federal, state and local environmental laws and regulations.

In the event that the Agent and the Required Banks in their sole and absolute discretion waive the receipt of any items set forth above, the Borrower agrees that it nonetheless will promptly deliver such item to the Agent and the Banks upon request within the time period reasonably specified by the Agent.

     Although the Borrower will not have access to the increased Amount and Commitment Limit established by this Agreement until the conditions precedent in this SECTION 7.1 have been met (including without limitation until the Second Amended and Restated Mortgage, and the new Collateral Documents by the Grantors, are executed and recorded and the legal opinion and the supplemental title opinions have been delivered to the Agent), until such time as all those conditions precedent are met the Borrower may borrow up to the prior Commitment Limit of $75,000,000.00 established under the Prior Credit Agreement (from those banks which are parties thereto), so long as all the conditions and requirements otherwise established in this Agreement are met. The Borrower specifically acknowledges the deadline established in SECTION 7.3 for the satisfaction of such conditions precedent.

     Section 7.2 CERTIFICATION. The obligation of the Banks to make the Loan is further subject to the certification by the Borrower, which the Borrower hereby makes, that no Default or Event of Default exists, and that no material adverse changes (in the Agent's and the Required Banks' sole determination) in the Collateral or other assets, liabilities, financial conditions, business operations, affairs or circumstances of the Borrower or any Grantor or other facts, circumstances or conditions (financial or otherwise) upon which the Agent and the Banks have relied or utilized in making their decision to make this Loan have occurred from those reflected in the most recent financial statements furnished to the Agent prior to the Closing Date or otherwise existing at the time of the issuance of the Initial Bank's commitment letter.

     Section 7.3 POST-CLOSING ITEMS. The Borrower will furnish the Agent with
(i) an executed and recorded supplement to the Borrower's mortgage, and a title opinion, covering the working interests in the "Long Canyon" wells, all in favor of the Agent and reasonably acceptable to the Agent, and (ii) an updated supplemental title opinion covering the Collateral confirming the recordation of the Agent's supplemental Collateral Documents, all by October 18, 2000.

     Section 7.4 EACH ADDITIONAL ADVANCE. The obligation of the Banks to make additional Advances on the line of credit or issue standby letters of credit is subject to the satisfaction of each of the following conditions:

     (a) Each of the representations and warranties of the Borrower contained in this Agreement shall be true and correct on and as of the date of each subsequent Advance or issuance, except as such representations and warranties relate to matters that are permitted by this Agreement.

     (b) At the time of such Advance or issuance, no Default shall have occurred and be continuing.

     (c) There shall have occurred no material adverse changes (in the Agent's and the Required Banks' sole determination), either individually or in the aggregate, in the assets, liabilities, financial condition, business operation, affairs or circumstances of the Borrower or any Guarantor from those reflected in the most recent financial statements furnished to the Agent prior to the

          Closing Date, except to the extent that such changes are permitted by this Agreement.


                                    ARTICLE 8

                                     DEFAULT

     Section 8.1 EVENTS OF DEFAULT. Any of the following events shall be considered an "Event of Default" as that term is used herein:

     (a) PAYMENTS. The Borrower fails to make payment when due of any principal or interest installment on any Note or of any fee hereunder or in connection herewith to the Agent or any Bank.

     (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by or on behalf of the Borrower or any Grantor contained in this Agreement, the Notes or any of the Collateral Documents proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including financial statements), certificate or data furnished or made to the Agent or any Bank by any Person under this Agreement, the Notes or any of the Collateral Documents proves to have been untrue in any material adverse respect as of the date as of which the facts therein set forth were stated or certified, and which is not corrected within 30 days after the earlier of (i) notice thereof being given by the Agent to the Borrower (and such other Person if applicable) or (ii) such untruth (and the fact that it is an untruth) otherwise becoming known to the president or chief financial officer of the Borrower or other Person, as applicable.

     (c) SPECIFIC COVENANTS. The Borrower fails to observe or perform at any time any covenant or agreement contained in SECTION 5.6, SECTION 5.8, SECTION

          5.15, SECTION 5.16, SECTION 5.17, SECTION 5.18 or ARTICLE 6 of this Agreement.

     (d) COVENANTS. The Borrower or other Person (other than the Agent and the Banks) defaults in the observance or performance of any of the covenants or agreements contained in this Agreement, the Notes or any of the Collateral Documents to be kept or performed by the Borrower or such Person (other than a default under SUBSECTIONS (a) THROUGH (c) hereof), and such default continues unremedied for a period of 30 days after the earlier of (i) notice thereof being given by the Agent to the Borrower or such Person, as applicable, or (ii) such default (and the fact that it is a default) otherwise becoming known to the president or chief financial officer of the Borrower or other Person, as applicable.

     (e) OTHER DEBT TO AGENT OR BANK. The Borrower or any Subsidiary defaults in the payment of any Indebtedness to Agent or any Bank not covered under SUBSECTION (a) hereof, or in the payment of any other Debt to the Agent or any Bank which is not Indebtedness (including without limitation any Hedge Obligations) or in the observance or performance of any of the covenants, or agreements contained in any loan agreements, notes, leases, collateral or other documents relating to any other Debt of the Borrower or any Subsidiary to the Agent or any Bank which is not Indebtedness.

     (f) OTHER DEBT TO OTHER LENDERS. The Borrower defaults in the payment of any Debt due to any Person (other than the Agent and the Banks) (including without limitation under any Hedge Obligations) beyond the period of grace, if any, provided with respect thereto, or in the observance or performance of any of the other covenants or agreements contained in any credit agreements, notes, leases, guaranty agreement, collateral or other documents relating to any Debt of the Borrower to any Person (other than the Agent and the Banks) if the effect of such default is to cause, or permit the holder or holders of such obligation (or the trustee or agent on behalf of such holder or holders) to be able to cause (whether or not so done), such obligation to become due prior to its stated maturity.

     (g) INVOLUNTARY BANKRUPTCY OR RECEIVERSHIP PROCEEDINGS. A receiver, conservator, liquidator or trustee of the Borrower, or of any of its property, is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against the Borrower under the Federal Bankruptcy Code; or the Borrower is adjudicated bankrupt or insolvent; or any material portion of the property of the Borrower is sequestered by court order and such order remains in effect for more than 60 days after the Borrower obtains knowledge thereof; or a petition is filed against the Borrower under any reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within 60 days.

     (h) VOLUNTARY PETITIONS. The Borrower files a case under the Federal Bankruptcy Code or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law.

     (i) ASSIGNMENTS FOR BENEFIT OF CREDITORS. The Borrower makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Borrower or of all or any part of its property.

     (j) UNDISCHARGED JUDGMENTS. Judgment for the payment of money in excess of $500,000.00 (which is not covered by insurance) is rendered by any court or other governmental body against the Borrower, and the Borrower does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 30 days from the date of entry thereof, and within said 30-day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under GAAP.

     (k) ATTACHMENT. A writ or warrant of attachment or any similar process shall be issued by any court against all or any material portion of the property of the Borrower, and such writ or warrant of attachment or any similar process is not released or bonded within 60 days after its entry.

     (l) CONDEMNATION. The Collateral, or any substantial portion thereof, is condemned or expropriated under power of eminent domain by any legally constituted governmental authority.

     (m)  CHANGE OF CONTROL. A Change of Control shall occur.

     Section 8.2 REMEDIES. (a) Upon the happening of any Event of Default specified in the preceding Section (other than SUBSECTIONS (g) OR (h) thereof),
(i) all obligations,
if any, of the Agent or the Banks to make Advances to the Borrower or issue standby letters of credit at the request of the Borrower shall immediately cease and terminate, and (ii) the Agent shall at the direction, or may with the consent, of the Required Banks by written notice to the Borrower declare the entire principal amount of all Indebtedness then outstanding including interest accrued thereon to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower.

     (b)  Upon the happening of any Event of Default specified in SUBSECTIONS
(g) OR (h) of the preceding Section, (i) all obligations, if any, of the Agent or the Banks to make Advances to the Borrower or issue standby letters of credit at the request of the Borrower shall immediately cease and terminate, and (ii) the entire principal amount of all Indebtedness then outstanding including interest accrued thereon shall, without notice or action by the Agent, be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower.

     (c) In furtherance of the foregoing, to the extent any standby letters of credit are outstanding upon the happening of any Event of Default, the Agent may by written notice to the Borrower require the Borrower to pay to the Agent immediately on such demand the full undisbursed amount of such letters of credit, with interest thereon from demand until paid at the Default Rate (notwithstanding any interest rate provision to the contrary in any letter of credit application or agreement between Borrower and the Initial Bank, even if executed after this Agreement), such amount to be held by the Agent as collateral for the payment of such letters of credit.

     (d) In addition to the foregoing, the Agent may exercise any of the rights and remedies established in the Collateral Documents or avail itself of any other rights and remedies provided by applicable law. Furthermore, upon the happening of any Event of Default and demand by the Agent, the Borrower shall execute and deliver such division orders, transfer orders or letters in lieu thereof in form and substance satisfactory to the Agent covering all properties subject to the Collateral Document providing for the payment of all proceeds of production therefrom directly to the Agent.

     Section 8.3 SET-OFF. Upon the occurrence of any Event of Default, the Agent and the Banks shall have the right to set-off any funds of the Borrower in the possession of the Agent or such Bank against any amounts then due by the Borrower to the Agent or the Banks pursuant to the Agreement (with the exception of funds deposited in accounts in trust for third parties and so identified to the depositary, or funds deposited in pension accounts, IRAs, and Keogh accounts). The Borrower agrees that any holder of a participation in any Note may exercise any and all rights of counter-claim, set-off, banker's lien and other liens with respect to any and all monies owing by Borrower to such holder as fully as if such holder of a participation or a holder of a note in the amount of such participation.

     Section 8.4 MARSHALING. The Borrower shall not at any time hereafter assert any right under any law pertaining to marshaling (whether of assets or liens) and the Borrower expressly agrees that the Agent may execute or foreclose upon the Collateral Documents in such order and manner as the Agent, in its sole discretion, deems appropriate.


                                    ARTICLE 9

                                    THE AGENT

     Section 9.1 APPOINTMENT AND AUTHORIZATION. (a) Each Bank irrevocably appoints and authorizes the Agent to receive all payments of principal, interest, fees and other amounts payable by the Borrower under this Agreement and to remit same that is payable to the Banks promptly to the Banks, to disburse the Advances from the Banks, and to take such action and to exercise such powers under this Agreement, the Notes, and the Collateral Documents as are delegated to the Agent by the Banks from time to time. The Agent shall promptly distribute to the Banks upon receipt all payments and prepayments of principal, interest, fees and other amounts paid by the Borrower under this Agreement that is payable to the Banks, in proportion to the Banks' Commitments. Similarly, the Banks shall be obligated to fund Advances in proportion to their Commitments. If the Agent receives a payment in immediately available funds by 11:00 a.m. (Central Time), the Agent will make available to each Bank on the same date, by wire transfer of immediately available funds, such Bank's ratable share of such payment, and if such payment is received after 11:00 a.m. (Central Time) or in other than immediately available funds, the Agent will make available to each Bank its ratable share of such payment by wire transfer of immediately available funds on the next succeeding Business Day (or in the case of uncollected funds, as soon as practicable after collected). If the Agent shall not have made a required distribution to the Banks as required by the preceding sentence after receiving a payment for the account of such Banks, the Agent shall pay to each such Bank, on demand, its ratable share of such payment with interest thereon at the Federal Funds Rate (as defined in the next sentence) for each day from the date such amount was required to be disbursed by the Agent until the date repaid to such Bank. The Federal Funds Rate shall mean, for any day, an interest rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a

Business Day, the average of the quotations at approximately 10:00 a.m. (Central
Time) on such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

     (b) The Agent may resign at any time by written notice to the Banks; the successor Agent shall be selected by the Required Banks from among the remaining Banks.

     (c) Each Bank irrevocably appoints and authorizes the Agent to hold this Agreement and the Collateral Documents (but not the Notes, which will be held by the respective Banks), and to take such action and exercise such powers under this Agreement, the Notes and the Collateral Documents as are delegated to the Agent by the Banks from time to time. Any requests by the Borrower for consent by the Banks or waiver or amendment of provisions of this Agreement shall be delivered by the Borrower to the Agent, but favorable action on such requests shall require the approval of the Required Banks or all of the Banks, as the case may be.

     Section 9.2 AGENT'S RELIANCE. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it under or in connection with this Agreement, the Notes or the Collateral Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (i) may treat the payee of any of the Notes as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement, the Notes and the Collateral Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or the Collateral Documents (except receipt of items expressly required to be delivered to the Agent hereunder), or to inspect any property (including the books and records) of the Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforce ability, genuineness, sufficiency or value of this Agreement, the Notes or the Collateral Documents; and (vi) shall incur no liability under or in respect to this Agreement, the Notes or the Collateral Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. The Agent shall not have a fiduciary relationship in respect of any Bank by reason of this Agreement. The Agent shall not have any implied duties to the Banks, or any obligation to the Banks to take any action under this Agreement, the Notes or the Collateral Documents except any actions specifically provided by such documents to be taken by it.

     Section 9.3 ACTS BY AGENT AFTER DEFAULT, ETC. In the event that the Agent shall have been notified in writing by any of the Borrower or the Banks of any Event of Default (or in the event that the officer of the Agent responsible for the Borrower' account obtains actual knowledge of an Event of Default), the Agent (i) shall immediately notify the Banks; (ii) shall take such action and assert such rights under this Agreement as it is expressly required to do pursuant to the terms of this Agreement with the consent of or direction by the Required Banks; (iii) may take such other actions and assert such other rights as it deems advisable, in its discretion, for the protection of the interests of the Banks pursuant to applicable laws with the consent of the Required Banks; and (iv) shall inform all the Banks of the taking of action or assertion of rights pursuant to this Section. Each Bank agrees with the Agent and the other Banks that the decisions and determinations of the Required Banks in enforcing this Agreement, the Notes and the Collateral Documents and guiding the Agent in those matters shall be binding upon all the Banks, including without limitation authorizing the Agent at the pro rata expense of all the Banks (to the extent not reimbursed by the Borrower) to retain attorneys to seek judgment on this Agreement, the Notes and the Collateral Documents. Each Bank agrees with the other Banks that it will not, without the consent of all the other Banks, separately seek to institute any legal action with respect to the Loan. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any Collateral Document in accordance with written instructions signed by the Required Banks (or, where required, all the Banks), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and on all of the holders of Notes, PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

     Section 9.4 BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to herein and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, the Notes and the Collateral Documents. No representation or warranty, express or implied, is made by the Agent as to the accuracy or completeness of information provided by the Borrower to the Banks, and the Agent assumes no responsibility for its accuracy or completeness.

     Section 9.5 AGENT. The Agent shall have the same rights and powers under this Agreement, the Notes and the Collateral Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Agent in its individual capacity. The Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with Borrower and its Subsidiaries as if the Agent were not the Agent and without any duty to account therefor to the Banks. The Banks acknowledge that SECTION 3.4 shall govern the relationship among the Secured Parties with respect to the Secured Liabilities.

     Section 9.6 ASSIGNMENTS AND PARTICIPATIONS. (a) No Bank may assign to any other Person any portion of its interests, rights and obligations under this Agreement (including, without limitation, any portion of its Commitment or the Loan at the time owing to it and Note held by it) unless each of the following conditions is or has been satisfied: (i) the Agent has given its prior written consent (which consent will not be unreasonably withheld), (ii) the Borrower has given its prior written consent (which consent will not be unreasonably withheld, and shall not be required upon the occurrence and during the continuance of an Event of Default), (iii) each such assignment is of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (iv) the assignment is for a Commitment of $5,000,000.00 or more, (v) the parties to such assignment have executed and delivered to the Agent an Assignment and Acceptance, substantially in the form of EXHIBIT B hereto (the "ASSIGNMENT AND ACCEPTANCE"), together with any Note subject to such assignment, one or more signature pages to this Agreement containing the signature of the assignee, and (following the Effective Date, as defined in the applicable Assignment and Acceptance) payment by the assignee to the Agent for its own account of an assignment administration fee in the amount of $3,500.00, (vi) either the assignor or assignee shall have paid the Agent's reasonable costs and expenses (including without limitation attorneys' fees and expenses) in connection with the assignment, (vii) the Agent shall have delivered to the Borrower a fully executed copy of such Assignment and Acceptance, and (viii) the assignee is (A) a state or national commercial bank located in the United States or (B) a bank organized under a jurisdiction other than the United States, provided that such foreign bank has provided the Agent and the Borrower with forms prescribed by the Internal Revenue Service certifying as to such Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder, and provided further that such foreign bank shall not transfer its interests, rights and obligations under this Agreement to any Affiliate of such foreign bank unless such Affiliate provides the Agent and the Borrower with the aforesaid tax forms. Upon satisfaction of each of the foregoing conditions and upon acceptance and notation by the Agent, from and after the Effective Date specified in each Assignment and Acceptance, which Effective Date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank, and (y) the assigning Bank shall, to the extent provided in such assignment, be released from its obligations under this Agreement. Notwithstanding the foregoing, the restrictions contained above in this SUBSECTION 9.6(a) shall not apply to assignments to any Federal Reserve Bank, and the conditions set forth in clauses (i) and (ii) above shall not apply to assignments by any Bank to any Person which controls, is controlled by, or is under common control with, or is otherwise substantially affiliated with that Bank.

     (b) Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment together with any Note subject to such assignment and the written consent of the Agent and the Borrower to such assignment, the Agent shall give prompt notice thereof to the Borrower and the Banks. Within five (5) Business Days after receipt of such notice, the Borrower at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note, a new Note to the order of such assignee(s) in an amount equal to the amount assumed by such assignee(s) pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in the form of the assigned Note. The surrendered Note shall be canceled and returned to the Borrower. The Agent shall have the right to substitute a revised SCHEDULE 1 hereto to reflect the respective Commitments following each such assignment.

     (c) Each Bank, without the consent of the Agent or the other Banks but with the prior written consent of the Borrower (which consent will not be unreasonably withheld, and shall not be required upon the occurrence and during the continuance of an Event of Default), may sell participations to one or more banks or other financial institutions (and such bank or banks or financial institution or financial institutions shall be bound by the terms of this Agreement, including without limitation this SECTION 9.6) in all or a portion of the Loan (including its Commitment) under this Agreement; PROVIDED, that the selling Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower relating to the Loan and that the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of this Agreement shall be the right to approve waivers, amendments, or modifications which require the consent of all of the Banks as provided in SECTION 10.4 hereof. Notwithstanding the foregoing, the Borrower's consent shall not be required for any participation granted to any Federal Reserve Bank.

     Section 9.7 INDEMNIFICATION OF THE AGENT. The Banks ratably (computed by reference to each Bank's respective Commitment) shall indemnify the Agent, its respective Affiliates and the respective shareholders, directors, officers, employees, agents and counsel of the foregoing (each an "AGENT INDEMNITEE") and hold each Agent Indemnitee harmless from and against any and all claims (whether groundless or otherwise), liabilities, losses, damages, costs and expenses of any kind (including, without limitation, (i) the reasonable fees and disbursements of counsel and (ii) any expenses for which the Agent has not been reimbursed by the Borrower as required by this Agreement) which may be incurred by such Agent Indemnitee arising out of or related to this Agreement or the transactions contemplated hereby, or the Agent's actions taken hereunder; PROVIDED, that no Agent Indemnitee shall have the right to be indemnified hereunder for such Agent Indemnitee's own gross negligence or willful misconduct, as determined by a court of competent jurisdiction, or to the extent that such claim relates to the breach by such Agent Indemnitee of its obligations under this Agreement. The foregoing shall survive the termination of this Agreement.


                                   ARTICLE 10

                                  MISCELLANEOUS

     Section 10.1 NOTICES. Any notice or demand which, by provision of this Agreement, is required or permitted to be given by one party to the other party hereunder shall be given by (i) deposit, postage prepaid, in the mail, registered or certified mail, or (ii) delivery to a recognized express courier service, or (iii) delivery by hand, or (iv) transmitted by facsimile machine, in each case addressed (until another address or addresses is given in writing by such party to the other party) as follows:

     If to Borrower:     Evergreen Resources, Inc.
                         1401 Seventeenth Street, Suite 1200
                         Denver, Colorado  80202

                         Attention: Mr. Mark Sexton
                                          and
                                    Mr. Kevin Collins

                         Facsimile Number: (303) 298-7800

     If to Agent:        Hibernia National Bank
                         P. O. Box 61540
                         New Orleans, Louisiana  70161

                                   or

                         313 Carondelet Street
                         New Orleans, Louisiana  70130

                         Attention: Manager, Energy/Maritime Department

                         Facsimile Number: (504) 533-5434

     If to Banks:        At the addresses set forth on SCHEDULE 1 hereto.

All notices sent by facsimile transmission shall be deemed received by the addressee upon the transmitter's receipt of acknowledgment of receipt from the offices of such addressee, PROVIDED that properly addressed hard copy is put in the mail with sufficient postage within twenty-four (24) hours of transmission.

     Section 10.2 ENTIRE AGREEMENT. This Agreement, the Notes and the Collateral Documents, together with the letter agreement referred to in SECTION 2.5(c), set forth the entire agreement between the Borrower and the Agent and the Banks with respect to the Indebtedness, and supersede all prior written or oral understandings with respect thereto; provided, however, that all written and oral representations, warranties and certifications made by the Borrower to the Agent and the Banks with respect to the Indebtedness and the security therefor shall survive the execution of this Agreement. The Borrower is not relying on any representation by the Agent, any of the Banks or any representative thereof, and no representation has been made, that the Agent or any Bank will, at the time of a Default or any other time, waive, negotiate, discuss or take or refrain from taking any action with respect to such Default.

     Section 10.3 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of this Agreement relating to the Notes shall apply with equal force and effect to each and all promissory notes or security instruments hereinafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Notes.

     Section 10.4 AMENDMENT. No amendment or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Banks shall be effective unless the same shall be in writing and signed by the Borrower, the Agent and the Required Banks; PROVIDED, that without the written consent of all of the Banks, no amendment or waiver to this Agreement, any Note or any Collateral Document shall (i) change the scheduled payment dates or maturity of the Loan, or (ii) change the principal of or decrease the rate or change the time of payment of interest or decrease any premium payable with respect to any Note, or (iii) increase the Commitments, or permit the Borrower to assign its rights hereunder, or (iv) release the Borrower, or affect the time, amount or allocation of any required prepayments, or (v) effect the release of any Collateral (other than as expressly permitted in the Collateral Documents) or any guarantor of the Indebtedness or subordinate the rights of the Agent and the Banks with respect to Collateral, or (vi) reduce the proportion of the Banks required to agree on each determination of the Borrowing Base; or (vii) reduce the proportion of the Required Banks required with respect to any consent, or
(viii) change the definition of Required Banks or amend this SECTION 10.4. No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent, and no amendment of any provision of this Agreement relating to the Initial Bank issuing letters of credit shall be effective without the written consent of such Initial Bank. However, the Agent may waive or reduce payment of the fee required under clause
(v) of SUBSECTION 9.6(a) without obtaining the consent of any of the Banks.

     Section 10.5 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement, the Notes or the Collateral Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Notes or the Collateral Documents.

     Section 10.6 SURVIVAL OF AGREEMENTS. All representations and warranties of the Borrower herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

     Section 10.7 WAIVERS. No course of dealing on the part of the Agent, any Bank or its respective officers, employees, consultants or agents, nor any failure or delay by the Agent or any Bank with respect to exercising any of their rights, powers or privileges under this Agreement, the Notes or the Collateral Documents, shall operate as a waiver thereof.

     Section 10.8 CUMULATIVE RIGHTS. The rights and remedies of the Agent and the Banks under this Agreement, the Notes and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 10.9 TIME OF THE ESSENCE. Time shall be deemed of the essence with respect to the performance of all of the terms, provisions and conditions on the part of the Borrower, the Agent and the Banks to be performed hereunder.

     Section 10.10 SUCCESSORS AND ASSIGNS. All covenants and agreements made by or on behalf of the Borrower, the Agent or the Banks in this Agreement, the Notes and the

Collateral Documents shall bind their successors and assigns and shall inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations under this Agreement, and any assignment by any Bank must be made in compliance with SECTION 9.6.

     Section 10.11 RELATIONSHIP BETWEEN THE PARTIES. The relationship between the Agent and the Banks, on the one hand, and the Borrower on the other, shall be solely that of lender and borrower, and such relationship shall not, under any circumstances whatsoever, be construed to be a joint venture, joint adventure, or partnership. Neither the Agent nor any Bank has any fiduciary obligation to the Borrower, any Subsidiary or any guarantor with respect to this Agreement or the transactions contemplated hereby.

     Section 10.12 LIMITATION OF LIABILITY. This Agreement, the Notes and the Collateral Documents are executed by officers of the Agent and the Banks, and by acceptance of the Loan, the Borrower agrees that for the payment of any claim or the performance of any obligations hereunder resulting from any default by the Agent or any of the Banks, resort shall be had solely to the assets and property of the defaulting Agent or Bank, and no shareholder, officer, employee or agent of the defaulting Agent or Bank shall be personally liable therefor.

     Section 10.13 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 10.14 SINGULAR AND PLURAL. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

     SECTION 10.15 GOVERNING LAW. THIS AGREEMENT IS, AND THE NOTES WILL BE, CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF LOUISIANA.

     Section 10.16 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 10.17 WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. (a) THE BORROWER, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER, THE AGENT AND THE BANKS MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO (i) THE NOTES, (ii) THIS AGREEMENT, (iii) THE COLLATERAL DOCUMENTS OR (iv) THE COLLATERAL. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, THE AGENT AND EACH BANK, AND THE BORROWER, THE AGENT AND EACH BANK HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER, THE AGENT AND EACH BANK FURTHER REPRESENT THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     (b) THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE STATE COURTS OF LOUISIANA AND THE FEDERAL EASTERN DISTRICT COURT IN LOUISIANA, AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR BROUGHT TO ENFORCE THE PROVISIONS OF THE NOTES, THIS AGREEMENT AND/OR THE COLLATERAL DOCUMENTS MAY BE BROUGHT IN ANY COURT HAVING SUBJECT MATTER JURISDICTION. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME. THE BORROWER AGREES THAT NOTHING HEREIN SHALL LIMIT THE AGENT'S AND THE BANKS' RIGHT TO SUE IN ANY OTHER JURISDICTION.

     (c) THE BORROWER HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 10.1 OR AT SUCH OTHER ADDRESS AS TO WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT

THERETO. THE BORROWER AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.


                                   ARTICLE 11

                                     RENEWAL

     Section 11.1 NO NOVATION. The Borrower confirms that this Agreement has been given in renewal and extension of the Indebtedness to the Initial Bank under the Prior Credit Agreement dated as of March 1, 1999 (as amended), described in the Preliminary Statement to this Agreement, and that nothing in this Agreement shall constitute the satisfaction or extinguishment of the amount owed thereunder, nor shall it be a novation of the amount owed thereunder.

     Section 11.2 NO DEFENSES. The Borrower represents and warrants that there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of the terms of, the prior Notes or the Prior Credit Agreement; and to the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action might exist, known or unknown, such items are hereby waived by the Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by their respective officers thereunto duly authorized, effective as of the date first above written.

BORROWER:                              EVERGREEN RESOURCES, INC.

                                       By: /s/ Kevin R. Collins
                                          ---------------------------------
                                          Name: Kevin R. Collins
                                          Title: Vice President-Finance,
                                                 CFO and Treasurer




AGENT:                                 HIBERNIA NATIONAL BANK,
                                        as Agent

                                       By: /s/ Spencer Gagnet
                                          ---------------------------------
                                          Name: Spencer Gagnet
                                          Title: Senior Vice President



BANKS:                                 HIBERNIA NATIONAL BANK,
                                        as a Bank

                                       By: /s/ Spencer Gagnet
                                          ---------------------------------
                                          Name: Spencer Gagnet
                                          Title: Senior Vice President



                                       BNP-PARIBAS


                                       By: /s/ Douglas R. Liftman
                                          ---------------------------------
                                          Name: Douglas R. Liftman
                                          Title: Director


                                       By: /s/ Brian M. Malone
                                          ---------------------------------
                                          Name: Brian M. Malone
                                          Title: Director

             CONTINUED SIGNATURE PAGE FOR EVERGREEN RESOURCES, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                       WELLS FARGO BANK

                                       By: /s/ Todd Stornetta
                                          ---------------------------------
                                          Name: Todd Stornetta
                                          Title: Vice President



                                       BANK ONE, NA

                                       By: /s/ Carl E. Skoog
                                          ---------------------------------
                                          Name: Carl E. Skoog
                                          Title: Vice President



                                       FLEET NATIONAL BANK

                                       By: /s/ Terrence Ronan
                                          ---------------------------------
                                          Name: Terrence Ronan
                                          Title: Director



                                       BANK OF SCOTLAND

                                       By: /s/ Joseph Fratus
                                          ---------------------------------
                                          Name: Joseph Fratus
                                          Title: Vice President

                                LIST OF SCHEDULE


1.   Commitments of the Banks



                                LIST OF ADDENDUM


1.   LIBO Rate Provisions


                                LIST OF EXHIBITS


A.   Form of Note

B.   Form of Assignment and Acceptance

                                   SCHEDULE 1

                        REVISED EFFECTIVE AUGUST 15, 2000
                            (subject to Section 7.1)

                            COMMITMENTS OF THE BANKS

NAME AND ADDRESS OF BANK                                 COMMITMENT OF BANK
------------------------                                 ------------------
1.   Hibernia National Bank                                 $28,000,000.00
     Energy Maritime Department
     313 Carondelet Street, 10th Floor
     New Orleans, Louisiana 70130

     Attention: Mr. Spencer Gagnet

     Facsimile Number: (504) 533-5434
     Telephone Number: (504) 533-5717


2.   BNP-Paribas                                            $24,000,000.00
     1200 Smith Street
     Suite 3100
     Houston, Texas  77002

     Attention: Mr. Douglas R. Liftman

     Facsimile Number: (713) 659-6915
     Telephone Number: (713) 982-1154


3.   Wells Fargo Bank Texas, NA                             $23,000,000.00
     633 17TH Street
     3rd Floor North Tower
     Denver, Colorado  80202

     Attention: Mr. Todd Stornetla

     Facsimile Number: (303) 293-5120
     Telephone Number: (303) 293-5786


4.   Bank One, NA                                           $21,000,000.00
     1 Bank One Plaza
     Chicago, Illinois  60670


     Attention: Mr. Carl Skoog

     Facsimile Number: (312) 732-3055
     Telephone Number: (312) 732-6886


5.   Fleet National Bank                                    $21,000,000.00
     MA DE 10008D
     Energy and Utilities Division
     100 Federal Street
     Boston, Massachusetts  02110

     Attention: Mr. Terrence Ronan

     Facsimile Number: (617) 434-3652
     Telephone Number: (617) 434-5472


6.   Bank of Scotland                                       $8,000,000.00

     NOTICES:

     1021 Main Street
     Suite 1370
     Houston, Texas  77002

     Attention: Mr. Richard Butler

     Facsimile Number: (713) 651-9714
     Telephone Number: (713) 651-1870

     FUNDING:

     Bank of Scotland
     565 Fifth Avenue
     New York, New York 10017

     Attention: Ms. Karen Workman

     Facsimile Number: (212) 687-4412
     Telephone Number: (212) 450-0877

                                   ADDENDUM I

                              LIBO RATE PROVISIONS


     1. The Agent shall determine the interest rate applicable to LIBO Rate Advances, and its determination shall be conclusive in the absence of manifest error. The Agent shall endeavor to notify the Borrower prior to the date on which an interest payment is due, provided that the failure of the Agent to provide such notice shall not affect the Borrower's obligation to pay interest on such date.

     2. If any applicable law or regulation, or the action of any applicable regulatory requirement increases the reserves or capital required to be maintained by any Bank or the Agent with respect to the Loan (including unfunded commitments and obligations on letter of credit), such Bank or the Agent shall promptly deliver a certificate to the Borrower specifying the additional amount as will compensate such Bank or the Agent for the additional costs, which certificate shall be conclusive in the absence of manifest error. The Borrower shall pay the amount specified in such certificate promptly upon receipt.

     3. If the Agent gives notice to the Borrower that no LIBO bid rate is quoted to the Agent (or otherwise that adequate and reasonable methods do not exist for ascertaining the LIBO Rate) for the applicable Interest Period or in the applicable amounts (which notice shall be conclusive and binding on the Borrower and the Banks absent manifest error), then (A) the obligation of the Agent and the Banks to make a LIBO Rate Advance and the ability of the Borrower to select the LIBO Rate for an Advance shall be suspended, and (B) the Borrower shall either prepay all LIBO Rate Advances for which an interest rate is to be determined on such date or the Loan shall thereafter bear interest at the Prime Rate.

     4. If any applicable domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board of Governors of the Federal Reserve System) or any interpretation or adminis tration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law):

          (i) changes the basis of taxation of payments to any Bank or the Agent or any principal, interest, or other amounts attributable to any LIBO Rate Advance (other than taxes imposed on the overall net income of such Bank or the Agent);

          (ii) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any such LIBO Rate Advance (excluding those for which such Bank or the Agent is fully compensated pursuant to adjustments made in the definition of LIBO
     Rate) or against assets of, deposits with or for the account of, or credit extended by, any Bank or the Agent; or

                                                                      ADDENDUM I
                                                                        PAGE -2-

          (iii) imposes on any Bank or the Agent or the interbank eurocurrency deposit and transfer market any other condition or requirement affecting any such LIBO Rate Advance,

and the result of any of the foregoing is to increase the cost to such Bank or the Agent of funding or maintaining any such LIBO Rate Advance (other than costs for which such Bank or the Agent is fully compensated pursuant to adjustments made in the definition of LIBO Rate) or to reduce the amount of any sum receivable by such Bank or the Agent in respect of any such LIBO Rate advance by an amount deemed by such Bank or the Agent to be material, then such Bank or the Agent shall promptly notify the Borrower in writing of the happening of such event and (1) Borrower shall upon demand pay to such Bank or the Agent such additional amount or amounts as will compensate such Bank or the Agent for such additional cost or reduction and (2) Borrower may elect, by giving to the Agent not less than three Business Days' notice, to change the interest rate applicable to such Advance, and any other portion of the Loan bearing interest at the LIBO Rate, to the Prime Rate.

     5. Notwithstanding any other provision hereof, if any change in applicable laws, treaties, rules or regulations or in the interpretation or administration thereof of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Bank to maintain Advances bearing interest at the LIBO Rate, or shall materially restrict the authority of any Bank to purchase, sell or take certificates of deposit or offshore deposits of dollars, then, upon notice by such Bank to Borrower and the Agent, such Bank's portion of all LIBO Rate Advances which are then outstanding and which cannot lawfully or practicably be maintained shall immediately cease to bear interest at the LIBO Rate and shall commence to bear interest at the Prime Rate. The Borrower agrees to indemnify each Bank and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in law, treaty, rule, regulation, interpretation or administration. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversation in accordance with this Paragraph, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain hereunder its portion of the Loan accruing interest based on the LIBO Rate.

     6. The Borrower will indemnify the Agent and each Bank against, and reimburse the Agent and each Bank on demand for, any loss or expense incurred or sustained by the Agent and each Bank (including without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Agent and each Bank to fund or maintain LIBO Rate Advances) as a result of (i) any payment or prepayment (whether authorized or required hereunder or otherwise) of all or a portion of any LIBO Rate Advance on a day other than the day on which the applicable Interest Period ends, (ii) any

                                                                      ADDENDUM I
                                                                        PAGE -3-

payment or prepayment, whether required hereunder or otherwise, of the LIBO Rate Advances made after the delivery, but before the effective date, of an election to have the LIBO Rate apply to LIBO Rate Advance, if such payment or prepayment prevents such election from becoming fully effective, or (iii) the failure of any LIBO Rate Advance to be made by the Agent and each Bank or of any such election to become effective due to any condition precedent to a LIBO Rate Advance not being satisfied or due to any other action or inaction of Borrower. For purposes of this section, funding losses arising by reason of liquidation or reemployment of deposits or other funds acquired by the Agent or any Bank to fund or maintain LIBO Rate Advances shall be calculated as the remainder obtained by subtracting: (1) the yield (reflecting both stated interest rate and discount, if any) to maturity of obligations of the United States Treasury as determined by the Agent or such Bank in an amount equal or comparable to such advance for the period of time commencing on the date of the payment, prepayment or change of rate as provided above and ending on the last day of the subject Interest Period, from (2) the LIBO Rate of the subject Interest Period, TIMES the number of days from the date of payment, prepayment or change of rate to the last day of the subject Interest Period, divided by 360. Any payment due under this paragraph will be paid to the Agent or such Bank within five days after demand therefor by the Agent or such Bank.

     7.   The Borrower covenants and agrees that:

          (i) The Borrower will pay, within five days after notice thereof from Agent (on behalf of itself or any Bank) and on an after-tax basis, all present and future income, stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of any LIBO Rate Advance whether or not legally or correctly imposed, assessed, levied or collected (excluding taxes, levies, costs or charges imposed on or measured by the overall net income of the Agent or any Bank) (all such non-excluded taxes, levies, costs and charges being collectively called "REIMBURSABLE TAXES"). Promptly after the date on which payment of any Reimbursable Taxes is due pursuant to applicable law, the Borrower will, at the request of the Agent, furnish to the Agent evidence in form and substance satisfactory to the Agent that Borrower has met its obligation under this paragraph.

          (ii) The Borrower will indemnify the Agent and each Bank against, and reimburse the Agent and each Bank on demand for, any Reimbursable Taxes paid by the Agent or such Bank and any loss, liability, claim or expense, including interest, penalties and legal fees, that the Agent and each Bank may incur at any time arising out of or in connection with the failure of Borrower to make any payment of Reimbursable Taxes when due, unless such failure is due to Agent or such Bank's failure to give notice to Borrower of Borrower's obligation to pay such Reimbursable Taxes at least five days prior to the date when they are due. Any payment due under this subsection will be paid to the Agent or such Bank within five days after demand therefor by the

                                                                      ADDENDUM I
                                                                        PAGE -4-

     Agent or such Bank.

          (iii) All payments on account of the principal of, and interest on, LIBO Rate Advances and all other amounts payable by Borrower to the Agent and the Banks hereunder shall be made free and clear of and without reduction by reason of any Reimbursable Taxes.

          (iv) If Borrower is ever required to pay any Reimbursable Taxes with respect to any LIBO Rate Advance, Borrower may elect, by giving to the Agent not less than three (3) Business Days' notice, to change the interest rate applicable to any such advance from the LIBO Rate to the Prime Rate, but such election shall not diminish Borrower's obligation to pay all Reimbursable Taxes therefore imposed, assessed, levied or collected.

                                    EXHIBIT A

                                  FORM OF NOTE


Borrower: Evergreen Resources, Inc      Bank:
          1401 Seventeenth Street            ----------------------
          Suite 1200                         ----------------------
          Denver, Colorado  80202            ----------------------


                               LINE OF CREDIT NOTE


Principal Amount:                Maturity Date:                  Date of Note
$______________                   July 1, 2003                  _________, ____


PROMISE TO PAY. EVERGREEN RESOURCES, INC., a Colorado corporation ("Borrower"), promises to pay to the order of _________________ ("Bank"), at the main office in New Orleans (313 Carondelet Street) of Hibernia National Bank (the "Agent"), in lawful money of the United States of America, the sum of ________________ million and 00/100 dollars (U.S. $__,000,000.00) or such other or lesser amount as from time to time equals the aggregate unpaid principal balance of loan advances made to Borrower by Bank on a revolving line of credit basis as provided below, together with simple interest assessed on the variable rate(s) basis provided below, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, computed as set forth in the Credit Agreement (as defined below).

CREDIT AGREEMENT. This note is a Note referred to in that certain Amended and Restated Credit Agreement dated as of August __, 2000, among Borrower, Agent and the banks from time to time party thereto (as amended, renewed or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, each capitalized term used herein shall have the same meaning set forth in the Credit Agreement. Reference is made to the Credit Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein, for mandatory prepayments required of the Borrower in certain circumstances, and for all other pertinent provisions.

LINE OF CREDIT. This Note evidences revolving line of credit advances that may be made from time to time to Borrower under the Credit Agreement (including loan advances arising from draws on standby letters of credit issued thereunder at the request of the Borrower). The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Agent's or Bank's internal records, including daily computer print-outs. Advances shall only be made in accordance with the terms and conditions of the Credit Agreement. The credit advice resulting from the deposit of the proceeds of any disbursement

                                                                       EXHIBIT A
                                                                        PAGE -2-

hereunder in the Borrower's account with the Agent, or the Agent's copy of any cashier's check representing all or any part of the proceeds of the disbursements, shall be deemed prima facie evidence of the Borrower's indebtedness to the Bank on the Loan.

PAYMENTS. Borrower will pay interest on Prime Rate Advances at the Prime Rate monthly in arrears on the last day of each successive calendar month. Borrower will pay interest on LIBO Rate Advances at the applicable LIBO Rate in arrears on the last day of each LIBO Rate Interest Period applicable to each LIBO Rate Advance. Borrower will pay the balance of all outstanding principal on this Note, together with all accrued but unpaid interest, on July 1, 2003. Interest on this Note on Prime Rate Advances is computed on the basis of a 365 or 366-day year (as the case may be) and on LIBO Rate Advances is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, times the outstanding principal balance, times the actual number of days the principal balance is outstanding. Borrower will pay Bank at Agent's address shown above or at such other place as Bank may designate in writing. All payments and prepayments made by the Borrower hereunder shall be made to the Agent, in immediately available funds, before 11:00 a.m. (Central
Time) on the day that such payment is required, or otherwise is, to be made. Any payment received and accepted by the Agent after such time shall be considered for all purposes (including the calculation of interest, to the extent permitted by law) as having been made on the next following Business Day. Whenever any payment to be made hereunder falls on a day other than a Business Day, then unless otherwise provided in the Credit Agreement such payment shall be made on the next succeeding Business Day, and such extension of time shall in each case be included in the calculation of interest.

VARIABLE INTEREST RATE(S). This Note bears interest on and after the date hereof to and including the Maturity Date at the variable rate(s) per annum equal to the Prime Rate or LIBO Rate, as selected by Borrower in accordance with the Credit Agreement. The interest rate on this Note is subject to change from time to time based on changes in the Prime Rate and the LIBO Rate. If the index rate used in determining the Prime Rate becomes unavailable during the term of this Note, Agent may designate a substitute index after notice to Borrower. Agent will tell Borrower the Prime Rate upon Borrower's request. Borrower understands that Bank may make loans based on other rates as well. The interest rate change will not occur more often than each day. The unpaid principal balance of this Note shall bear interest from and after an Event of Default or the Maturity Date until paid at the Default Rate from time to time in effect.

PREPAYMENT. Borrower may prepay this Note in full by paying the then unpaid principal balance of this Note, plus accrued simple interest through date of prepayment, subject to restrictions regarding permitted timing (with respect to LIBO Rate Advances) and advance notice set forth in the Credit Agreement. Borrower may be required to prepay this Note from time to time in accordance with the Credit Agreement.

                                                                       EXHIBIT A
                                                                        PAGE -3-

EVENT OF DEFAULT. If any Event of Default occurs, Agent and Bank shall have all of the rights and remedies (including acceleration of the Maturity Date of this Note) available to them pursuant to the Credit Agreement or applicable law.

ATTORNEYS' FEES. If Bank refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay the Agent's and the Bank's reasonable attorneys' fees.

DEPOSIT ACCOUNTS. As collateral for repayment of this Note and all renewals and extensions, as well as to secure any and all other Indebtedness that Borrower may now and in the future owe to Agent or any Bank in connection with the Credit Agreement, Borrower hereby grants Agent for itself and the ratable benefit of the Banks a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Agent or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of any funds held in any of Borrower's accounts in trust for third parties, or funds held in IRA, pension, and other tax-deferred deposits).

GOVERNING LAW. BORROWER AGREES THAT THIS NOTE AND THE LOAN EVIDENCED HEREBY SHALL BE GOVERNED UNDER THE LAWS OF THE STATE OF LOUISIANA. SPECIFICALLY, THIS BUSINESS OR COMMERCIAL NOTE IS SUBJECT TO LA. R.S. 9:3509 ET SEQ.

COLLATERAL. This Note is secured by the Collateral Documents described in the Credit Agreement.

WAIVERS. Borrower waives presentment for payment, protest, notice of protest and notice of nonpayment, diligence in taking any action to collect amounts called for hereunder and in the handling of property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

USURY CONSIDERATIONS. It is the intention of Borrower to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (excluding applicable Louisiana law), then, in that event notwithstanding anything to the contrary in any agreement entered into as security for this Note, it is agreed as follows: (i) the aggregate of all interest that is taken, reserved, contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on this Note by the holder

                                                                       EXHIBIT A
                                                                        PAGE -4-

hereof (or if the Note shall have been paid in full, refunded to Borrower); and
(ii) in the event that maturity of this Note is accelerated by reason of default hereunder or otherwise, or in the event of any permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to Borrower). To the extent that Louisiana law would be deemed the applicable law (as is the intent of Borrower hereunder), the provisions of the SECTION 2.8 in the Credit Agreement entitled DEFAULT RATE shall control.

SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

     (a)  BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (1) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDINGS RELATING TO THIS NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF LOUISIANA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF LOUISIANA, AND APPELLATE COURTS FROM ANY THEREOF;

          (2) CONSENTS THAT ANY SUCH ACTION OR PROCEEDINGS MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (3) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDINGS MAY BE EFFECTED BY MAILING A COPY BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH ABOVE OR AT SUCH OTHER ADDRESS AT WHICH AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND,

          (4) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     (b) BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE AND FOR ANY COUNTERCLAIM THEREIN.

                                                                       EXHIBIT A
                                                                        PAGE -5-

RENEWAL. This Note is given in renewal and increase of (but not in addition to) Indebtedness of Borrower to Bank, and nothing in this Note shall constitute the satisfaction or extinguishment of such Indebtedness, nor shall it be a novation of the amount owed by Borrower to Bank under Borrower's previous note; rather this Note merely evidences a replacement of and increase in the amounts available to be borrowed by Borrower.


                                       BORROWER:

                                       EVERGREEN RESOURCES, INC.


                                       By:
                                          ----------------------------
                                          Name: Mark S. Sexton
                                          Title: President and CEO

                                    EXHIBIT B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                       Dated Effective _____________, 200


     Reference is made to the Amended and Restated Credit Agreement dated effective as of August 15, 2000, as the same may be amended, modified or supplemented from time to time (as so amended, modified or supplemented from time to time, the "AGREEMENT"), among Evergreen Resources, Inc., as Borrower, Hibernia National Bank, as Agent, and the banks party thereto (the "BANKS"). Capitalized terms which are used herein without definition and which are defined in the Agreement shall have the same meanings herein as in the Agreement.

     _________________________ (the "ASSIGNOR") and _________________________
(the "ASSIGNEE") agree as follows:

     1. ASSIGNMENT. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as hereinafter defined) a ___% interest in and to all the Assignor's rights and obligations under the Agreement (including, without limitation, its Commitment, the Loan currently owing to it and the Note held by it).

     2. CONCERNING THE ASSIGNOR. The Assignor (i) represents that as of the date hereof, its Commitment percentage (without giving effect to assignments thereof which have not yet become effective) is ___%, and the outstanding balance of its Loan (unreduced by any assignments thereof which have not yet become effective) is $_____________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Agreement, the Note, or any Collateral Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note delivered to it under the Agreement and requests that the Borrower exchange such Note for a new Note payable to each of the Assignor and the Assignee as follows:

                                                                       EXHIBIT B
                                                                        PAGE -2-

       Notes Payable to
         the Order Of:                  Amount of Note
       ----------------                 --------------
      [Name of Assignor]              [Note ($          )]

      [Name of Assignee]              [Note ($          )]

     3. CONCERNING THE ASSIGNEE. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Agreement, together with copies of the financial statements referred to therein and the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Banks and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the Note as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all the obligations which the Agreement, the Note, and the Collateral Documents require are to be performed by it as a Bank; and (vi) attaches any U.S. Internal Revenue Service forms required under
SECTION 9.6(a)(viii)(B) of the Credit Agreement.

     4. SUBSTITUTION. The Assignee shall deliver to the Agent one or more signature pages to the Credit Agreement, in each case containing the signature of the Assignee. The Assignee's address for notices to be given under the Credit Agreement, and to be noted on the revised SCHEDULE 1 to the Credit Agreement, is:

          ---------------------

          ---------------------

          ---------------------

          Facsimile Number:

          ---------------------

                                                                       EXHIBIT B
                                                                        PAGE -3-

     5. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be __________________ (the "EFFECTIVE DATE") (which Effective Date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance together with the Agent's fee and reasonable expenses as required by Credit Agreement SECTION 9.6(a)(v) AND (vi).

     6. OBLIGATIONS. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement, other than confidentiality requirements.

     7. PAYMENTS. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

     8. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA.

               THE REST OF THIS PAGE IS LEFT BLANK INTENTIONALLY.

                                                                       EXHIBIT B
                                                                        PAGE -4-

     9. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed taken together shall constitute one and the same instrument.


                                       [NAME OF ASSIGNOR]

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:
                                          Date:



                                       [NAME OF ASSIGNEE]

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:
                                          Date:

     Each of the undersigned hereby consents to the assignment contemplated by this Assignment and Acceptance.


                                       EVERGREEN RESOURCES, INC.

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:
                                          Date:



                                       HIBERNIA NATIONAL BANK, as Agent

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:
                                          Date: